UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

AB MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2021

Date of reporting period:    May 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.21

ANNUAL REPORT

AB MUNICIPAL INCOME FUND

+	AB CALIFORNIA PORTFOLIO
+	AB HIGH INCOME MUNICIPAL PORTFOLIO
+	AB NATIONAL PORTFOLIO
+	AB NEW YORK PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Income Fund: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

July 21, 2021

This report provides management’s discussion of fund performance for the AB Municipal Income Fund: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio for the annual reporting period ended May 31, 2021.

The investment objective of the California, National and New York Portfolios is to earn the highest level of current income, exempt from federal income tax—and in the case of the California and New York Portfolios, state taxation of the respective state—that is available without assuming what the Adviser considers to be undue risk to principal or income. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available, consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF MAY 31, 2021 (unaudited)

	6 Months	12 Months

AB CALIFORNIA PORTFOLIO

Class A Shares	2.50%	8.30%

Class C Shares	2.11%	7.40%

Advisor Class Shares[1]	2.62%	8.57%

Bloomberg Barclays Municipal Bond Index	1.40%	4.74%

	6 Months	12 Months

AB HIGH INCOME MUNICIPAL PORTFOLIO

Class A Shares	5.71%	16.40%

Class C Shares	5.40%	15.53%

Advisor Class Shares[1]	5.93%	16.70%

Class Z Shares[1]	5.93%	16.69%

Bloomberg Barclays Municipal Bond Index	1.40%	4.74%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

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NAV RETURNS AS OF MAY 31, 2021 (unaudited)

	6 Months	12 Months

AB NATIONAL PORTFOLIO

Class A Shares	2.56%	8.00%

Class C Shares	2.18%	7.20%

Advisor Class Shares[1]	2.69%	8.27%

Bloomberg Barclays Municipal Bond Index	1.40%	4.74%

	6 Months	12 Months

AB NEW YORK PORTFOLIO

Class A Shares	3.49%	9.13%

Class C Shares	3.11%	8.33%

Advisor Class Shares[1]	3.62%	9.40%

Bloomberg Barclays Municipal Bond Index	1.40%	4.74%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended May 31, 2021.

All share classes of the Portfolios outperformed the benchmark for both periods, before sales charges. During both periods, an overweight to municipal credit contributed, relative to the benchmark. Inflation hedges also contributed, as inflation expectations increased.

California Portfolio: During both periods, security selection within the miscellaneous-revenue sector contributed, while selection in multi-family housing detracted.

High Income Portfolio: While the benchmark is fully invested in investment-grade securities, the Portfolio invests in below-investment-grade securities, which was beneficial over both periods. During both periods, security selection within the special tax sector contributed, while selection in multi-family housing detracted.

National Portfolio: During both periods, security selection within the state general obligation (“GO”) sector contributed, while selection in multi-family housing detracted.

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New York Portfolio: During both periods, security selection within the toll roads/transit sector detracted. For the 12-month period, security selection in special tax contributed. During the six-month period, security selection in private higher education contributed.

All Portfolios utilized derivatives in the form of inflation Consumer Price Index (“CPI”) swaps and interest rate swaps for hedging purposes. During both periods, inflation CPI swaps added to absolute returns for all Portfolios. During the six-month period, interest rate swaps detracted for the High Income and National Portfolios, but had an immaterial impact for the California and New York Portfolios. During the 12-month period, interest rate swaps detracted for the High Income and New York Portfolios, but had an immaterial impact for the California and National Portfolios.

The High Income Municipal Portfolio also utilized credit default swaps for investment purposes, which detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended May 31, 2021, the municipal market continued its rather swift recovery following the single worst month of outflows in municipal market history in March 2020, when investors ran to cash, prompting $42.5 billion dollars in outflows from municipal bond mutual funds. The municipal market stabilized shortly after this historic sell-off and finished the year with eight consecutive months of inflows, totaling $40.9 billion for 2020, as investors sought relatively attractive after-tax yields. The asset class showed a tremendous amount of resiliency, bouncing back from its March drawdown to post a return of 5.2% in 2020.

In the first five months of 2021, the US economy moved closer to a full reopening and equity markets continued to rally, while interest rates and inflation expectations rose in anticipation of stronger growth ahead. The yield on the 10-year US Treasury rose 68 basis points (“b.p.”) in 2021, to 1.60% as of May 31, 2021. The bright side for muni investors is that the 10-year AAA municipal bond yield rose just 28 b.p. to 0.99% in the same period—less than half as much as the 10-year Treasury. Through May, municipals posted positive absolute returns of 0.78%, and higher returns, relative to other fixed-income asset classes, such as US Treasuries and US investment-grade corporates, which both posted negative returns. The two main catalysts behind the municipal market’s outperformance were strong investor demand and generally improving fundamentals among municipal issuers. During the first five months of 2021, investors poured $50 billion into the market, on pace for a new calendar-year record, and marked 12 consecutive months of inflows following the dramatic sell-off in municipals associated with the 2020 pandemic.

Demand for income was very apparent during the first five months of the year as BBB-rated and high-yield credit spreads compressed—64 b.p. and 85 b.p., respectively—leading to outperformance relative to high-grade

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counterparts. Investor concerns around issuer credit fundamentals were calmed by a combination of much better-than-expected tax revenue collections, as well as a bevy of stimulus for municipal issuers from the federal government. Municipalities benefited from three separate stimulus packages. First, the CARES Act supplied a much needed $347 billion to issuers, and this has since been supplemented by a package passed in late December 2020, which had $167 billion appropriated for various municipal sectors. Finally, the American Rescue Plan Act of 2021 supplied $649 billion for issuers. Public rating agencies reacted to the positive credit trends, as evidenced by the S&P 500’s removal of several noteworthy negative outlooks on large sectors, including state and local government, school districts, mass transit, airports, toll roads and specific issuers such as the state of Illinois.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. In the past, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds[1]	Pre-refunded/ ETM2/Insured Bonds[1]

California	4.64%	0.56%

High Income Municipal	1.79%	0.00%

National	3.38%	0.04%

New York	0.89%	0.00%

1	Breakdowns expressed as a percentage of investments in municipal bonds.

2	Escrowed to maturity.

INVESTMENT POLICIES

Each of the California, National and New York Portfolios pursues its objective by investing principally in high-yielding, predominantly investment-grade municipal securities. The High Income Municipal Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be noninvestment grade or investment grade.

(continued on next page)

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Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. Each of the Portfolios that invests in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The California, National and New York Portfolios may also invest in forward commitments; tender option bonds (“TOBs”); zero-coupon municipal securities; and variable-, floating- and inverse-floating-rate municipal securities; and derivatives, such as options, futures contracts, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero-coupon municipal securities; and variable-, floating- and inverse-floating-rate municipal securities; and certain types of mortgage-related securities. The Portfolio may invest in derivatives, such as options, futures contracts, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment-Grade Securities Risk (High Income Municipal Portfolio): Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions,

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DISCLOSURES AND RISKS (continued)

terrorism public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Portfolios. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Portfolios. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Portfolios invest from time to time in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the 2007-2009 recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to

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DISCLOSURES AND RISKS (continued)

approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk (High Income Municipal Portfolio): To the extent the Portfolio uses leveraging techniques, such as TOBs, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolios. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AB CALIFORNIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2011 TO 5/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB California Portfolio Class A shares (from 5/31/2011 to 5/31/2021) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.62%	1.10%

1 Year	8.30%	5.05%

5 Years	3.17%	2.54%

10 Years	4.26%	3.94%

CLASS C SHARES			-0.09%	-0.16%

1 Year	7.40%	6.40%

5 Years	2.38%	2.38%

10 Years[3]	3.50%	3.50%

ADVISOR CLASS SHARES[4]			0.89%	1.58%

1 Year	8.57%	8.57%

5 Years	3.43%	3.43%

10 Years	4.54%	4.54%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.78%, 1.53% and 0.53% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, exclusive of any interest expense, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.48%

5 Years	2.31%

10 Years	3.95%

CLASS C SHARES

1 Year	4.84%

5 Years	2.16%

10 Years[1]	3.51%

ADVISOR CLASS SHARES[2]

1 Year	6.91%

5 Years	3.19%

10 Years	4.55%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE

AB HIGH INCOME MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2011 TO 5/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Municipal Portfolio Class A shares (from 5/31/2011 to 5/31/2021) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.68%	2.58%

1 Year	16.40%	12.88%

5 Years	4.95%	4.31%

10 Years	6.76%	6.44%

CLASS C SHARES			0.98%	1.51%

1 Year	15.53%	14.53%

5 Years	4.18%	4.18%

10 Years[3]	6.00%	6.00%

ADVISOR CLASS SHARES[4]			1.98%	3.05%

1 Year	16.70%	16.70%

5 Years	5.23%	5.23%

10 Years	7.06%	7.06%

CLASS Z SHARES[4]			1.98%	3.05%

1 Year	16.69%	16.69%

Since Inception[5]	7.45%	7.45%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.60%, 0.60% and 0.59% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, exclusive of any interest expense, to 0.80%, 1.55%, 0.55% and 0.55% for Class A, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 9/28/2018.

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HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	9.73%

5 Years	4.11%

10 Years	6.35%

CLASS C SHARES

1 Year	11.29%

5 Years	3.97%

10 Years[1]	5.91%

ADVISOR CLASS SHARES[2]

1 Year	13.42%

5 Years	5.01%

10 Years	6.97%

CLASS Z SHARES[2]

1 Year	13.42%

Since Inception[3]	7.64%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 9/28/2018.

16 | AB MUNICIPAL INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE

AB NATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2011 TO 5/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB National Portfolio Class A shares (from 5/31/2011 to 5/31/2021) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.56%	0.86%

1 Year	8.00%	4.72%

5 Years	3.26%	2.63%

10 Years	4.22%	3.91%

CLASS C SHARES			-0.16%	-0.25%

1 Year	7.20%	6.20%

5 Years	2.49%	2.49%

10 Years[3]	3.48%	3.48%

ADVISOR CLASS SHARES[4]			0.83%	1.28%

1 Year	8.27%	8.27%

5 Years	3.52%	3.52%

10 Years	4.50%	4.50%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.78%, 1.54% and 0.53% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

18 | AB MUNICIPAL INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.27%

5 Years	2.38%

10 Years	3.91%

CLASS C SHARES

1 Year	4.77%

5 Years	2.24%

10 Years[1]	3.48%

ADVISOR CLASS SHARES[2]

1 Year	6.72%

5 Years	3.27%

10 Years	4.51%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

abfunds.com	AB MUNICIPAL INCOME FUND | 19

HISTORICAL PERFORMANCE

AB NEW YORK PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2011 TO 5/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB New York Portfolio Class A shares (from 5/31/2011 to 5/31/2021) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

20 | AB MUNICIPAL INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.57%	0.96%

1 Year	9.13%	5.85%

5 Years	3.04%	2.41%

10 Years	3.65%	3.34%

CLASS C SHARES			-0.15%	-0.25%

1 Year	8.33%	7.33%

5 Years	2.25%	2.25%

10 Years[3]	2.90%	2.90%

ADVISOR CLASS SHARES[4]			0.84%	1.42%

1 Year	9.40%	9.40%

5 Years	3.30%	3.30%

10 Years	3.93%	3.93%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, inclusive of interest expense, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

abfunds.com	AB MUNICIPAL INCOME FUND | 21

HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.32%

5 Years	2.22%

10 Years	3.37%

CLASS C SHARES

1 Year	5.69%

5 Years	2.06%

10 Years[1]	2.91%

ADVISOR CLASS SHARES[2]

1 Year	7.76%

5 Years	3.08%

10 Years	3.94%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

22 | AB MUNICIPAL INCOME FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

AB California Portfolio

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,025.00	$3.79	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000	$1,021.10	$7.56	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,026.20	$2.53	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

AB High Income Municipal Portfolio

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,057.10	$4.41	0.86%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%
Class C
Actual	$1,000	$1,054.00	$8.30	1.62%
Hypothetical**	$1,000	$1,016.85	$8.15	1.62%
Advisor Class
Actual	$1,000	$1,059.30	$3.13	0.61%
Hypothetical**	$1,000	$1,021.89	$3.07	0.61%
Class Z
Actual	$1,000	$1,059.30	$3.13	0.61%
Hypothetical**	$1,000	$1,021.89	$3.07	0.61%

AB National Portfolio

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,025.60	$3.79	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000	$1,021.80	$7.56	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,026.90	$2.53	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

24 | AB MUNICIPAL INCOME FUND	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

AB New York Portfolio

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.90	$3.80	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000	$1,031.10	$7.60	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,036.20	$2.54	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

*

Expenses are equal to the classes’ annualized expense ratios(interest expense incurred), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL INCOME FUND | 25

BOND RATING SUMMARY1

May 31, 2021 (unaudited)

1

All data are as of May 31, 2021. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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BOND RATING SUMMARY1 (continued)

May 31, 2021 (unaudited)

1

All data are as of May 31, 2021. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

AB CALIFORNIA PORTFOLIO

May 31, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.8%
Long-Term Municipal Bonds – 86.5%
California – 82.2%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2035-10/01/2037	$18,255	$21,569,581
Anaheim Housing & Public Improvements Authority Series 2016 5.00%, 10/01/2034 (Pre-refunded/ETM)	2,600	2,642,092
5.00%, 10/01/2035 (Pre-refunded/ETM)	2,300	2,337,235
5.00%, 10/01/2036 (Pre-refunded/ETM)	1,380	1,402,341
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	5,000	5,082,516
Series 2020A 5.00%, 10/01/2045	1,500	1,760,272
Series 2020C 5.00%, 10/01/2045	1,000	1,173,514
Bay Area Toll Authority 0.33% (MUNIPSA + 0.28%), 04/01/2056(a)	2,500	2,493,635
Series 2013S 5.00%, 04/01/2031 (Pre-refunded/ETM)	8,500	9,263,171
5.00%, 04/01/2033 (Pre-refunded/ETM)	4,200	4,577,096
California Community College Financing Authority (NCCD-Orange Coast Properties LLC) Series 2018 5.25%, 05/01/2043-05/01/2048	5,350	5,980,888
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021A 4.00%, 02/01/2043(b)	2,370	2,624,410
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(b)	5,000	5,612,061

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California County Tobacco Securitization Agency Series 2020A 4.00%, 06/01/2040-06/01/2049	$13,520	$15,875,597
Series 2020B 1.75%, 06/01/2030	750	753,253
5.00%, 06/01/2049	1,000	1,234,779
California Educational Facilities Authority (Art Center College of Design) Series 2018A 5.00%, 12/01/2037-12/01/2044	8,150	9,915,352
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2035	4,415	5,105,541
California Educational Facilities Authority (Leland Stanford Junior University (The)) Series 2007T 5.00%, 03/15/2039	16,535	24,237,117
California Educational Facilities Authority (Loma Linda University) Series 2017A 5.00%, 04/01/2047	4,000	4,723,244
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/2030	1,250	1,275,338
Series 2015 5.00%, 11/01/2031	2,000	2,369,553
California Enterprise Development Authority (Provident Group-SDSU Properties LLC) Series 2020A 5.00%, 08/01/2050	1,030	1,268,138
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 08/15/2035-08/15/2047	7,365	8,741,115
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020A 4.00%, 04/01/2036-04/01/2040	15,165	17,918,517

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022A 4.00%, 05/15/2046(c)	$13,865	$15,966,138
California Health Facilities Financing Authority (Providence St. Joseph Health Obligated Group) Series 2013A 5.00%, 07/01/2033	5,000	5,490,970
California Housing Finance Series 20192 4.00%, 03/20/2033	8,062	9,516,977
Series 2021-1, Class A 3.50%, 11/20/2035	7,333	8,589,561
California Infrastructure & Economic Development Bank 0.45%, 01/01/2050 (Pre-refunded/ETM)(b)	5,000	5,000,279
California Infrastructure & Economic Development Bank (California Academy of Sciences) 0.40% (MUNIPSA + 0.35%), 08/01/2047(a)(c)	6,300	6,300,023
California Infrastructure & Economic Development Bank (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) 5.00%, 01/01/2036(b)	1,500	1,506,205
California Municipal Finance Authority (American Heritage Education Foundation/CA) Series 2016A 5.00%, 06/01/2036-06/01/2046	3,400	3,871,411
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 04/01/2035-04/01/2041	5,960	6,669,669
California Municipal Finance Authority (Biola University, Inc.) Series 2017 5.00%, 10/01/2032-10/01/2039	7,510	8,986,096

30 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (CHF–Riverside II LLC) 5.00%, 05/15/2041-05/15/2052	$14,250	$17,369,915
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group) Series 2015A 5.00%, 02/01/2046	1,380	1,564,357
Series 2017A 5.00%, 02/01/2047	7,425	8,882,550
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2014 5.25%, 01/01/2045	1,295	1,288,723
California Municipal Finance Authority (Inland Regional Center) Series 2015 5.00%, 06/15/2032	5,000	5,844,492
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/2036-12/31/2037	9,685	11,865,222
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	8,950	10,366,466
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/2032(d)(e)(f)	2,745	54,900
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2039-11/21/2045(b)	17,740	21,355,473
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/2040(b)	2,200	2,287,978
California Public Finance Authority (California University of Science & Medicine Obligated Group) 6.25%, 07/01/2054(b)	2,000	2,295,083
California Public Finance Authority (Enso Village) 2.125%, 11/15/2027(b)(c)	2,500	2,519,159

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Public Finance Authority (Henry Mayo Newhall Memorial Hospital) Series 2017 5.00%, 10/15/2037-10/15/2047	$3,665	$4,213,982
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016A 5.00%, 06/01/2042(b)	2,750	3,006,147
California School Finance Authority (Alliance for College Ready Public Schools Obligated Group) 5.25%, 07/01/2052	2,500	2,843,368
Series 2015A 5.00%, 07/01/2045(b)	4,675	5,252,706
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037-06/01/2047(b)	2,765	3,111,825
California School Finance Authority (Classical Academy Obligated Group) Series 2020A 5.00%, 10/01/2050(b)	3,000	3,548,313
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2046-06/01/2051(b)	5,235	5,700,340
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2037(b)	430	483,408
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 06/01/2035(b)	4,770	5,382,147
California School Finance Authority (Fenton Charter Public Schools) Series 2020A 5.00%, 07/01/2058(b)	625	698,040
California School Finance Authority (Green Dot Public Schools Obligated Group) Series 2015A 5.00%, 08/01/2045(b)	1,000	1,114,879

32 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2017A 5.00%, 07/01/2037-07/01/2047(b)	$3,420	$4,017,527
Series 2020A 4.00%, 07/01/2050-07/01/2055(b)	2,215	2,531,677
California School Finance Authority (Kipp SoCal Public Schools) Series 2014A 5.00%, 07/01/2034	600	662,693
California School Finance Authority (Rocketship Education Obligated Group) Series 2016A 5.00%, 06/01/2036-06/01/2046(b)	3,500	3,809,686
Series 2017A 5.125%, 06/01/2047(b)	700	776,784
Series 2017G 5.00%, 06/01/2037-06/01/2053(b)	1,910	2,146,151
California School Finance Authority (Summit Public Schools Obligated Group) 5.00%, 06/01/2047(b)	1,500	1,724,887
Series 2017 5.00%, 06/01/2053(b)	3,450	3,953,230
California School Finance Authority (View Park Elementary & Middle Schools) Series 2014A 5.625%, 10/01/2034	575	630,706
5.875%, 10/01/2044	1,000	1,098,429
6.00%, 10/01/2049	715	788,201
California State Public Works Board (California State Public Works Board Lease) Series 2012A 5.00%, 04/01/2037	5,000	5,194,627
Series 2022A 5.00%, 08/01/2022(c)	3,750	3,813,498
California State University Series 2020D 1.49%, 11/01/2028	1,500	1,476,374
California Statewide Communities Development Authority AGM Series 2014 5.00%, 11/15/2034 (Pre-refunded/ETM)	2,500	2,910,816
5.00%, 11/15/2044 (Pre-refunded/ETM)	2,000	2,328,653

abfunds.com	AB MUNICIPAL INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (American Baptist Homes of the West Obligated Group) Series 2015 5.00%, 10/01/2026-10/01/2045	$5,645	$6,427,261
California Statewide Communities Development Authority (California Baptist University) Series 2017A 5.00%, 11/01/2032-11/01/2041(b)	3,010	3,543,163
California Statewide Communities Development Authority (CHF–Irvine LLC) Series 2017A 5.00%, 05/15/2034-05/15/2036	3,910	4,697,598
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020A 5.00%, 04/01/2035	1,000	1,295,942
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2051(b)	2,150	2,540,839
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016A 5.00%, 12/01/2036(b)	5,000	5,693,983
Series 2018A 5.50%, 12/01/2058(b)	1,700	2,018,819
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/2044(b)	1,800	1,915,389
5.375%, 11/01/2049(b)	2,500	2,664,450
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.25%, 07/01/2039-07/01/2052(b)	6,135	6,663,581
Capistrano Unified School District School Facilities Improvement District No. 1 AGM Series 2001B Zero Coupon, 08/01/2025	8,000	7,043,422

34 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Atwater CA Wastewater Revenue AGM Series 2017A 5.00%, 05/01/2040-05/01/2043	$2,000	$2,392,455
City of Encinitas CA (City of Encinitas CA CFD No. 1) Series 2012 5.00%, 09/01/2026-09/01/2029	2,795	2,948,640
City of Fairfield CA (City of Fairfield CA COP) XLCA Zero Coupon, 04/01/2035	3,700	2,816,780
City of Irvine CA (City of Irvine CA Assessment Dist No. 13-1) Series 2013 5.00%, 09/02/2027-09/02/2029	1,760	1,933,677
City of Irvine CA (Irvine Community Facilities District No. 2013-3) Series 2018 5.00%, 09/01/2043-09/01/2048	6,650	7,730,354
City of Long Beach CA Marina System Revenue Series 2015 5.00%, 05/15/2032-05/15/2045	5,600	6,222,244
City of Los Angeles CA Wastewater System Revenue Series 2013B 5.00%, 06/01/2031	5,000	5,471,244
City of Los Angeles Department of Airports 4.00%, 05/15/2044	4,045	4,627,392
City of Palo Alto CA (City of Palo Alto CA University Avenue AD) Series 2012 5.00%, 09/02/2025-09/02/2030	3,290	3,479,097
City of Redding CA Electric System Revenue NATL Series 1992 12.208%, 07/01/2022 (Pre-refunded/ETM)(g)	250	267,462
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 08/01/2033	10,090	11,863,987

abfunds.com	AB MUNICIPAL INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 09/01/2033-09/01/2034	$2,320	$2,763,872
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2036	715	823,918
City of San Francisco CA Public Utilities Commission Water Revenue Series 2020E 2.825%, 11/01/2041	5,000	5,073,166
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2017A 5.00%, 03/01/2033-03/01/2037	8,400	10,146,511
City of San Jose CA Hotel Tax Revenue Series 2011 6.125%, 05/01/2031	5,000	5,012,659
City of Santa Clara CA Electric Revenue Series 2011A 5.00%, 07/01/2030 (Pre-refunded/ETM)	1,810	1,817,141
City of Upland CA (San Antonio Regional Hospital) Series 2017 5.00%, 01/01/2032-01/01/2047	3,750	4,310,217
Coast Community College District Series 2019F 3.00%, 08/01/2036-08/01/2038	3,965	4,368,192
County of Sacramento CA (North Vineyard District 2005-2) Series 2016 5.00%, 09/01/2040-09/01/2045	2,240	2,574,782
County of Sacramento CA Airport System Revenue Series 2016B 5.00%, 07/01/2036	1,755	2,098,430
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) 4.00%, 10/01/2056(b)	5,000	5,402,375

36 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021A 3.125%, 08/01/2056(b)	$3,000	$2,971,424
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) 4.00%, 09/01/2056(b)	2,500	2,745,913
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021A 4.00%, 07/01/2056(b)(c)	2,000	2,150,943
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2040	4,000	4,498,351
Garden Grove Unified School District Series 2013C 5.00%, 08/01/2032 (Pre-refunded/ETM)	2,535	2,802,843
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	12,940	13,399,715
Hastings Campus Housing Finance Authority (University of California Hastings College of the Law) Series 2020A 5.00%, 07/01/2045	5,000	5,876,451
Irvine Unified School District Series 2017B 5.00%, 09/01/2047	1,000	1,188,799
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2031-09/01/2035	4,525	5,167,483
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2028-11/01/2029	6,580	6,696,014
Los Angeles Community College District/CA Series 2019K 4.00%, 08/01/2038	2,500	2,902,499
Los Angeles Unified School District/CA Series 2020R 4.00%, 07/01/2036-07/01/2044	20,500	24,898,221

abfunds.com	AB MUNICIPAL INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Los Angeles Unified School District/CA (Los Angeles Unified School District/CA COP) Series 2012B 5.00%, 10/01/2028-10/01/2029	$9,220	$9,789,410
M-S-R Energy Authority (Citigroup, Inc.) Series 2009A 6.50%, 11/01/2039	830	1,366,650
Series 2009B 6.50%, 11/01/2039	10,000	16,465,658
Menifee Union School District Series 2018 5.00%, 09/01/2043-09/01/2048	2,215	2,541,195
Metropolitan Water District of Southern California Series 2021D 0.30% (MUNIPSA + 0.14%), 07/01/2037(a)	2,100	2,100,003
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2031-08/01/2033	5,340	6,262,530
Orange County Transportation Authority (91 Express Lanes Toll Road) Series 2013 5.00%, 08/15/2029	2,360	2,599,345
Orange County Water District Series 2019C 4.00%, 08/15/2034	1,250	1,516,335
Oxnard Financing Authority AGM Series 2014 5.00%, 06/01/2031	5,250	5,919,864
Palomar Health Series 2016A 5.00%, 08/01/2031	1,285	1,500,842
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2036	5,000	5,777,263
Series 2017 5.00%, 11/01/2042	1,000	1,161,868
Poway Unified School District Series 2012 5.00%, 09/01/2026 (Pre-refunded/ETM)	970	1,028,218

38 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Poway Unified School District Public Financing Authority Series 2015A 5.00%, 09/01/2033-09/01/2034	$2,495	$2,869,687
Redding Joint Powers Financing Authority Series 2015A 5.00%, 06/01/2030	1,350	1,610,366
Rialto Redevelopment Agency Series 2018 5.00%, 09/01/2032-09/01/2037	3,235	4,033,431
Riverside County Transportation Commission Series 2013A 5.25%, 06/01/2032 (Pre-refunded/ETM)	9,165	10,096,785
Sacramento County Water Financing Authority NATL Series 2007B 0.678% (LIBOR 3 Month + 0.55%), 06/01/2034(a)	1,450	1,448,677
Sacramento Regional Transit District Series 2012 5.00%, 03/01/2036-03/01/2042	2,445	2,448,790
San Diego County Regional Airport Authority 5.00%, 07/01/2035-07/01/2040	2,155	2,747,994
Series 2019A 4.00%, 07/01/2037-07/01/2038	4,500	5,289,640
San Diego Unified School District/CA Series 2013C 5.00%, 07/01/2032	3,180	3,490,857
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 08/01/2029	1,310	1,371,750
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 08/01/2033-08/01/2035	2,000	2,358,441
Series 2016C 5.00%, 08/01/2032-08/01/2035	2,000	2,363,533

abfunds.com	AB MUNICIPAL INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco Intl Airport (San Francisco Intl Airport) Series 2012A 5.00%, 05/01/2027-05/01/2028	$7,000	$7,303,659
Series 2017A 5.00%, 05/01/2042	2,000	2,435,292
Series 2019A 5.00%, 05/01/2044	17,435	21,509,324
San Joaquin Hills Transportation Corridor Agency Series 1993 Zero Coupon, 01/01/2023 (Pre-refunded/ETM)	25,000	24,925,072
Sierra Joint Community College District School Facilities District No. 2 NATL Series 2007B Zero Coupon, 06/01/2032	5,485	4,503,988
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 07/01/2033-07/01/2034	8,200	9,295,809
State of California 5.00%, 04/01/2029	10,000	13,075,852
Series 2004 5.30%, 04/01/2029	5	5,019
Series 2013 5.00%, 02/01/2031	5,000	5,390,501
Series 2014 5.00%, 12/01/2030	2,000	2,231,646
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 09/01/2033-09/01/2034	3,800	4,537,994
Successor Agency to the Redev of San Francisco – Mission Bay North Series 2016A 5.00%, 08/01/2032-08/01/2036	3,500	4,129,952
Tejon Ranch Public Facilities Finance Authority (Tejon Ranch Public Facilities Finance Authority CFD No. 1) Series 2012 5.25%, 09/01/2026-09/01/2028	2,375	2,501,847
5.50%, 09/01/2030-09/01/2033	2,135	2,244,582

40 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Zero Coupon, 06/01/2060	$10,000	$2,444,545
0.45%, 06/01/2030	100	100,736
4.00%, 06/01/2022	1,250	1,298,820
5.00%, 06/01/2023	1,160	1,272,916
Tobacco Securitization Authority of Southern California 2.25%, 06/01/2029	435	435,000
5.00%, 06/01/2037-06/01/2048	15,380	19,109,248
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) 2.40%, 10/01/2049	1,820	1,866,173
5.00%, 10/01/2040-10/01/2049	5,200	6,581,650
Upland Unified School District Series 2011C Zero Coupon, 08/01/2035	1,020	766,041
Walnut Energy Center Authority Series 2014 5.00%, 01/01/2031-01/01/2032	7,700	8,739,649
Washington Township Health Care District Series 2017B 5.00%, 07/01/2032-07/01/2033	3,500	4,115,401
West Contra Costa Healthcare District Series 2011 6.00%, 07/01/2032 (Pre-refunded/ETM)	1,050	1,054,970

		854,729,613

Alabama – 0.2%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(b)	1,710	1,962,337

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(b)	1,385	1,717,562
Series 2015A 6.625%, 09/01/2035	430	494,664

		2,212,226

abfunds.com	AB MUNICIPAL INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2037-01/01/2059	$1,390	$1,676,161

Guam – 1.3%
Guam Government Waterworks Authority Series 2016 5.00%, 01/01/2046	1,335	1,506,247
Guam Power Authority Series 2017A 5.00%, 10/01/2036-10/01/2040	5,240	6,085,888
Territory of Guam 5.00%, 11/15/2031	315	366,561
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	4,675	5,500,250

		13,458,946

Illinois – 0.6%
Chicago Board of Education Series 2018A 5.00%, 12/01/2031	2,000	2,475,434
Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	3,445	4,215,138

		6,690,572

Louisiana – 0.0%
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040-10/01/2040(b)	335	435,829

Michigan – 0.0%
City of Detroit MI 5.00%, 04/01/2036	305	361,078

New York – 0.1%
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	535	609,211

Ohio – 0.2%
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	1,700	1,747,941

42 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.1%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	$1,000	$1,176,494
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	725	785,055
AGC Series 2007C 5.50%, 07/01/2031	140	165,060
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	2,090	2,306,852
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	2,110	2,178,575
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	335	375,701
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2029	847	720,685
Series 2019A 4.329%, 07/01/2040	1,065	1,178,984
4.55%, 07/01/2040	90	100,908
5.00%, 07/01/2058	2,650	3,016,509

		12,004,823

Tennessee – 0.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(b)	1,010	1,019,658

Texas – 0.2%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	1,805	1,913,542

abfunds.com	AB MUNICIPAL INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington – 0.1%
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019A 5.00%, 01/01/2044-01/01/2055(b)	$640	$706,937

Wisconsin – 0.0%
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2054	115	121,627

Total Long-Term Municipal Bonds (cost $840,904,832)		899,650,501

Short-Term Municipal Notes – 8.3%
California – 7.5%
Abag Finance Authority for Nonprofit Corps. (Sharp Healthcare Obligated Group) Series 2009D 0.05%, 08/01/2035(h)	1,100	1,100,000
California Statewide Communities Development Authority (Scripps Health Obligated Group) Series 2012A 0.03%, 08/01/2035(h)	8,960	8,960,000
California Statewide Communities Development Authority (Western University of Health Sciences) 0.03%, 06/01/2039(h)	5,570	5,570,000
Calleguas-Las Virgenes Public Financing Authority Series 2008A 0.04%, 07/01/2037(h)	1,805	1,805,000
City & County of San Francisco CA (Related/Mariposa Development Co. LP) Series 2017B-1 0.05%, 07/01/2057(h)	5,405	5,405,000
City of Los Angeles CA 4.00%, 06/24/2021	11,000	11,027,609
County of Los Angeles CA Series 2020A 4.00%, 06/30/2021	4,300	4,313,608

44 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of San Bernardino CA (WLP Green Valley Apartments LLC) 0.04%, 05/15/2029(h)	$1,000	$1,000,000
County of San Bernardino CA (WLP Mountain View Apartments LLC) Series 2004A 0.04%, 02/15/2027(h)	2,300	2,300,000
County of San Bernardino CA (WLP Parkview Place Apartments LLC) Series 2004A 0.04%, 02/15/2027(h)	2,150	2,150,000
Northern California Power Agency Series 2019A 0.05%, 07/01/2032(h)	10,365	10,365,000
Riverside County Asset Leasing Corp. (County of Riverside CA) AGC 0.06%, 11/01/2032(h)	6,775	6,775,000
San Francisco City & County Redevelopment Agency Successor Agency (Mercy Terrace LLC) Series 2005A 0.04%, 06/15/2035(h)	1,150	1,150,000
State of California Series 2018C 0.02%, 05/01/2033(h)	12,000	12,000,000
Western Municipal Water District Facilities Authority Series 2017A 0.03%, 10/01/2042(h)	3,700	3,700,000

		77,621,217

Texas – 0.8%
State of Texas 4.00%, 08/26/2021	8,250	8,326,526

Total Short-Term Municipal Notes (cost $85,942,112)		85,947,743

Total Municipal Obligations (cost $926,846,944)		985,598,244

abfunds.com	AB MUNICIPAL INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 6.7%
Investment Companies – 6.7%
AB Fixed Income Shares, Inc. –Government Money Market Portfolio –Class AB, 0.01%(i)(j)(k) (cost $70,188,192)	70,188,192	$70,188,192

Total Investments – 101.5% (cost $997,035,136)		1,055,786,436
Other assets less liabilities – (1.5)%		(15,515,868)

Net Assets – 100.0%		$1,040,270,568

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	6,350	01/15/2025	2.565%	CPI#	Maturity	$97,843	$	– 0	–	$97,843
USD	3,175	01/15/2025	2.585%	CPI#	Maturity	46,221		– 0	–	46,221
USD	3,175	01/15/2025	2.613%	CPI#	Maturity	42,504		– 0	–	42,504
USD	20,520	01/15/2028	1.230%	CPI#	Maturity	2,257,542		– 0	–	2,257,542
USD	16,260	01/15/2028	0.735%	CPI#	Maturity	2,435,122		– 0	–	2,435,122
USD	6,300	01/15/2030	1.572%	CPI#	Maturity	635,729		– 0	–	635,729
USD	6,300	01/15/2030	1.587%	CPI#	Maturity	625,941		– 0	–	625,941
USD	655	01/15/2030	1.714%	CPI#	Maturity	56,408		– 0	–	56,408
USD	655	01/15/2030	1.731%	CPI#	Maturity	55,240		– 0	–	55,240
USD	2,060	02/15/2041	CPI#	2.553%	Maturity	22,995		– 0	–	22,995
USD	1,880	02/15/2041	CPI#	2.500%	Maturity	(1,789)		– 0	–	(1,789)
USD	1,850	02/15/2041	CPI#	2.505%	Maturity	345		– 0	–	345
USD	4,090	02/15/2046	CPI#	2.391%	Maturity	(113,958)		– 0	–	(113,958)

						$6,160,143	$	– 0	–	$6,160,143

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	3,508	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	$114,461	$	– 0	–	$114,461
USD	7,882	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	274,403		– 0	–	274,403
USD	17,500	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/Quarterly	(44,746)		– 0	–	(44,746)
USD	25,500	01/15/2031	1.600%	3 Month LIBOR	Semi-Annual/Quarterly	(114,959)		– 0	–	(114,959)

46 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	15,000	02/15/2041	1.855%	3 Month LIBOR	Semi-Annual/Quarterly	$139,844	$	– 0	–	$139,844
USD	5,370	04/15/2044	0.962%	3 Month LIBOR	Semi-Annual/Quarterly	1,064,313		– 0	–	1,064,313
USD	13,250	02/15/2046	3 Month LIBOR	2.193%	Quarterly/Semi-Annual	562,108		– 0	–	562,108
USD	6,000	02/15/2046	3 Month LIBOR	2.061%	Quarterly/Semi-Annual	73,241		– 0	–	73,241
USD	1,700	02/15/2051	1.941%	3 Month LIBOR	Semi-Annual/Quarterly	15,749		– 0	–	15,749

						$2,084,414	$	– 0	–	$2,084,414

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,620	10/09/2029	1.120%	SIFMA*	Quarterly	$ (140,740)	$ – 0	–	$ (140,740)
Citibank, NA	USD	12,620	10/09/2029	1.125%	SIFMA*	Quarterly	(146,458)	– 0	–	(146,458)

							$ (287,198)	$ – 0	–	$ (287,198)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2021.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2021, the aggregate market value of these securities amounted to $136,525,139 or 13.1% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Defaulted.

(e)	Non-income producing security.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/2032	12/22/2011	$2,745,000	$54,900	0.01%

(g)	Inverse floater security.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.6% and 0.6%, respectively.

Glossary:

AD – Assessment District

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CFD – Community Facilities District

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNISPA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB HIGH INCOME MUNICIPAL PORTFOLIO

May 31, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.0%
Long-Term Municipal Bonds – 101.0%
Alabama – 1.3%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/2042	$18,565	$21,623,337
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016A 5.00%, 09/01/2046	1,000	1,520,252
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	22,695	26,043,999

		49,187,588

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015A 6.625%, 09/01/2035	7,095	8,161,960

Arizona – 1.8%
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	11,051	12,572,027
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	7,830	8,742,647
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020A 4.00%, 07/15/2050(a)	1,000	1,063,651
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2040	2,865	3,074,944
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	10,690	11,666,777

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) 5.00%, 07/01/2040-07/01/2055(a)	$6,000	$6,544,265
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) 6.00%, 07/01/2038(a)	2,000	2,427,033
Series 2018A 6.00%, 07/01/2052(a)	5,170	6,159,907
Maricopa County Industrial Development Authority (Reid Traditional Schools Painted Rock Academy) Series 2016 5.00%, 07/01/2047	1,375	1,518,009
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 05/01/2025	1,320	1,369,698
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2037	5,000	7,039,822
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/2042-12/01/2046	3,000	3,040,980
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/2047(a)	1,225	1,337,034

		66,556,794

California – 7.9%
Abag Finance Authority for Nonprofit Corps. (Covia Communities) Series 2011 6.125%, 07/01/2041	2,400	2,408,461
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2035	5,000	5,916,317
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021A 4.00%, 02/01/2043-02/01/2056(a)	9,100	10,160,798

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	$15,000	$16,836,181
California County Tobacco Securitization Agency Series 2020B Zero Coupon, 06/01/2055	22,000	4,366,571
California Educational Facilities Authority (Leland Stanford Junior University (The)) Series 2007T 5.00%, 03/15/2039	1,925	2,821,678
California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022A 4.00%, 05/15/2051(b)	10,000	11,428,126
California Housing Finance Series 20192 4.00%, 03/20/2033	5,464	6,450,524
Series 2021-1, Class A 3.50%, 11/20/2035	4,335	5,077,775
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 04/01/2035	2,000	2,248,463
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 01/01/2032(a)	1,000	1,011,100
6.875%, 01/01/2042(a)	3,500	3,533,122
Series 2014 5.00%, 01/01/2035	1,050	1,054,955
5.25%, 01/01/2045	2,025	2,015,185
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) 5.00%, 12/31/2047	3,000	3,638,448
Series 2018A 5.00%, 12/31/2043	2,000	2,432,931

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 08/01/2047	$1,675	$1,714,024
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014A 7.00%, 06/01/2034	3,800	4,076,210
7.25%, 06/01/2043	6,565	7,040,541
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 06/01/2043	3,055	3,148,856
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/2032(c)(d)(e)	3,795	75,900
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	8,595	9,079,304
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/2040(a)	515	535,595
California Public Finance Authority (Enso Village) 5.00%, 11/15/2036-11/15/2056(a)(b)	4,000	4,478,573
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016A 5.00%, 06/01/2052(a)	2,045	2,219,652
California School Finance Authority (Alliance for College Ready Public Schools Obligated Group) Series 2016A 5.00%, 07/01/2046-07/01/2051(a)	5,250	5,889,747
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2054(a)	1,165	1,297,428

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Kipp SoCal Public Schools) Series 2014A 5.125%, 07/01/2044	$2,850	$3,135,269
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 08/01/2034(a)	1,000	1,099,318
6.75%, 08/01/2044(a)	6,180	6,823,908
California Statewide Communities Development Authority Series 2012A 5.625%, 10/01/2032	1,000	1,072,327
6.00%, 10/01/2047	1,000	1,076,888
California Statewide Communities Development Authority (Amino Inglewood CA High School) Series 2011A 7.25%, 08/01/2041	2,000	2,017,871
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/2034	3,470	3,609,818
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2048(a)	6,080	7,160,211
Series 2016A 5.00%, 12/01/2041-12/01/2046(a)	10,185	11,469,075
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/2041	3,825	3,953,821
California Statewide Communities Development Authority (Rocklin Academy (The)) Series 2011A 8.25%, 06/01/2041	3,870	3,887,276
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/2041	4,500	4,661,090

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) 4.00%, 10/01/2056(a)	$7,500	$8,103,562
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021A 3.125%, 08/01/2056(a)	3,000	2,971,424
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021A 3.10%, 07/01/2045(a)(b)	5,000	5,004,232
4.00%, 07/01/2056(a)(b)	10,000	10,754,716
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	56,635	58,647,054
Hastings Campus Housing Finance Authority Series 2020A 5.00%, 07/01/2061	11,275	13,065,286
San Diego Unified School District/CA Series 2010C Zero Coupon, 07/01/2046	10,950	6,145,592
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 01/15/2044	5,600	6,334,943
Series 2014B 5.25%, 01/15/2044	4,000	4,517,760
Southern California Logistics Airport Authority XLCA INS Series 2006 5.00%, 12/01/2036	3,600	3,602,942
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Zero Coupon, 06/01/2060	3,000	733,364

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tobacco Securitization Authority of Southern California Zero Coupon, 06/01/2054	$6,520	$1,265,093
5.00%, 06/01/2039	680	864,860

		292,934,165

Colorado – 1.4%
Broadway Station Metropolitan District No. 3 5.00%, 12/01/2039-12/01/2049	2,500	2,751,961
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(a)	5,730	6,072,315
Central Platte Valley Metropolitan District Series 2014 5.00%, 12/01/2043	1,250	1,325,686
Clear Creek Station Metropolitan District No. 2 Series 2017A 5.00%, 12/01/2047	1,000	1,054,618
Colorado Educational & Cultural Facilities Authority (Aspen View Academy, Inc.) 4.00%, 05/01/2051-05/01/2061	1,000	1,105,031
Colorado Educational & Cultural Facilities Authority (STEM School Academy) Series 2014 5.00%, 11/01/2044	890	954,139
5.125%, 11/01/2049	765	821,342
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2038	735	849,992
5.00%, 08/01/2039-08/01/2044(f)	9,595	11,871,435
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.125%, 12/01/2045(a)	1,750	1,812,047
6.25%, 12/01/2050(a)	1,000	1,038,381
Copper Ridge Metropolitan District 5.00%, 12/01/2039	1,405	1,494,653
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) 5.375%, 01/01/2041(a)	10,000	10,018,070
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(a)	1,000	1,029,973

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pueblo Urban Renewal Authority 4.75%, 12/01/2045(a)	$3,810	$4,302,218
STC Metropolitan District No. 2 Series 2019A 5.00%, 12/01/2038	1,060	1,163,027
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/2047	2,000	2,122,587
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	230	245,721
5.00%, 12/01/2027-12/01/2050	670	847,488

		50,880,684

Connecticut – 0.7%
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020A 4.00%, 07/01/2036-07/01/2038	2,350	2,714,620
Connecticut State Health & Educational Facilities Authority (McLean Affiliates Obligated Group) Series 2020B 2.75%, 01/01/2026(a)	650	657,691
State of Connecticut Series 2013E 5.00%, 08/15/2031(f)	7,850	8,602,946
State of Connecticut Special Tax Revenue 4.00%, 05/01/2036(f)	3,500	4,234,146
Series 2017 S-3 4.00%, 05/01/2039(f)	9,015	10,784,826

		26,994,229

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 09/01/2042	575	589,325

District of Columbia – 0.9%
District of Columbia Series 2012 5.00%, 06/01/2042	2,660	2,848,702

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia (American Society of Hematology, Inc. (The)) Series 2009 5.00%, 07/01/2036	$3,000	$3,157,031
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 06/01/2041-06/01/2046	3,705	4,229,913
District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 07/01/2042-07/01/2048	6,800	7,966,039
District of Columbia Tobacco Settlement Financing Corp. Zero Coupon, 06/15/2055	163,875	15,242,318

		33,444,003

Florida – 6.4%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/2042-10/01/2046	4,065	4,395,491
Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014A 5.00%, 12/01/2044	4,000	4,494,777
Bexley Community Development District Series 2016 4.875%, 05/01/2047	2,090	2,251,901
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 07/01/2050(a)	1,550	1,657,763
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020A 5.00%, 10/01/2028-10/01/2032	2,300	2,863,700
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	1,500	1,568,670
Capital Trust Agency, Inc. (Educational Growth Fund LLC) 5.00%, 07/01/2056(a)	3,000	3,519,568

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) 5.00%, 06/01/2045-06/01/2055(a)	$2,000	$2,107,746
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) 5.00%, 11/01/2050	12,190	14,788,918
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 09/01/2037-09/01/2042	1,500	1,563,404
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015A 5.00%, 12/01/2044	6,830	7,617,592
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2039-09/01/2053	4,250	1,756,157
County of Broward FL Airport System Revenue 5.00%, 10/01/2030-10/01/2039(f)	9,680	12,232,312
Series 2019A 5.00%, 10/01/2031(f)	1,500	1,921,260
5.00%, 10/01/2036	3,000	3,793,579
County of Lake FL (Waterman Communities, Inc.) 5.50%, 08/15/2040	3,000	3,257,938
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2035-10/01/2039	1,595	994,486
County of Palm Beach FL (Provident Group-PBAU Properties LLC) 5.00%, 04/01/2039-04/01/2051(a)	2,470	2,749,478
Florida Atlantic University Finance Corp. Series 2019A 5.00%, 07/01/2031-07/01/2036(f)	11,700	14,868,026
Florida Development Finance Corp. (Brightline Trains Florida LLC) 7.375%, 01/01/2049(a)	5,000	5,417,399
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020A 5.00%, 06/15/2035-06/15/2055	4,435	5,046,849

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida Higher Educational Facilities Financial Authority (Ringling College of Art & Design, Inc.) 5.00%, 03/01/2044-03/01/2049	$4,170	$4,928,885
Greater Orlando Aviation Authority 5.00%, 10/01/2034-10/01/2044(f)	13,000	16,232,818
Series 2019A 5.00%, 10/01/2032(f)	10,000	12,772,138
Hillsborough County Aviation Authority 5.00%, 10/01/2048(f)	10,000	12,494,406
Miami Beach Health Facilities Authority Series 2012 5.00%, 11/15/2029	4,365	4,672,103
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/2039-11/15/2044	14,850	16,442,836
North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	25,135	29,497,918
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	1,180	1,212,321
Polk County Industrial Development Authority (Mineral Development LLC) 5.875%, 01/01/2033(a)	2,000	2,132,439
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017A 5.00%, 01/01/2047-01/01/2052	6,950	7,492,435
Tampa Florida Hospitals 4.00%, 07/01/2045(f)	15,415	17,890,894
Town of Davie FL Series 2013A 6.00%, 04/01/2042	9,050	10,008,593
Village Community Development District No. 13 3.50%, 05/01/2051(a)	2,000	2,084,797

		236,729,597

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Georgia – 0.6%
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2047	$2,650	$3,112,056
Municipal Electric Authority of Georgia 5.00%, 01/01/2038-01/01/2059	9,945	11,990,720
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 04/01/2044	5,000	5,482,550

		20,585,326

Guam – 0.3%
Guam Government Waterworks Authority Series 2020A 5.00%, 01/01/2050	2,790	3,399,584
Territory of Guam 5.00%, 11/15/2031	955	1,111,319
Series 2021F 4.00%, 01/01/2036(b)	5,000	5,799,313

		10,310,216

Idaho – 0.1%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 02/01/2036	4,000	4,012,492

Illinois – 11.0%
Chicago Board of Education Series 2011A 5.25%, 12/01/2041	5,000	5,106,902
Series 2015C 5.25%, 12/01/2035-12/01/2039	15,500	17,230,162
Series 2016A 7.00%, 12/01/2044	3,095	3,769,112
Series 2017A 7.00%, 12/01/2046(a)	4,975	6,480,272
Series 2017B 6.75%, 12/01/2030(a)	11,365	15,071,180
7.00%, 12/01/2042(a)	2,400	3,142,982
Series 2017C 5.00%, 12/01/2034	5,055	6,070,687

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017G 5.00%, 12/01/2044	$8,150	$9,604,567
Series 2018A 5.00%, 12/01/2028-12/01/2033	11,150	13,803,611
Series 2018C 5.00%, 12/01/2026	4,900	5,890,167
Series 2019B 5.00%, 12/01/2030-12/01/2033	1,775	2,223,625
Chicago O’Hare International Airport 5.00%, 01/01/2053(f)	10,000	12,083,220
Series 2017D 5.25%, 01/01/2036	5,000	6,175,900
Series 2018B 5.00%, 01/01/2053(f)	10,000	12,240,609
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2020A 4.00%, 12/01/2050-12/01/2055(f)	14,760	16,802,196
City of Chicago IL Series 2012A 5.00%, 01/01/2034	695	708,068
Series 2014A 5.00%, 01/01/2023-01/01/2036	2,485	2,672,278
Series 2015-2 5.00%, 01/01/2025	400	456,565
Series 2015A 5.50%, 01/01/2033	1,000	1,129,840
Series 2016C 5.00%, 01/01/2038	590	667,143
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052	7,950	5,846,171
Illinois Finance Authority 4.00%, 08/15/2036-08/15/2041(f)	16,250	19,552,253
Illinois Finance Authority (CHF–Chicago LLC)
Series 2017A 5.00%, 02/15/2047-02/15/2050	2,790	3,123,544
Illinois Finance Authority (Illinois Institute of Technology) 4.00%, 09/01/2035-09/01/2041	2,155	2,459,134
5.00%, 09/01/2036-09/01/2040	1,540	1,913,945

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2020 4.00%, 05/15/2050	$1,000	$1,165,522
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) 5.125%, 05/15/2060	11,613	11,669,679
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 05/15/2050	2,300	2,719,130
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017C 5.00%, 08/01/2049	1,075	1,247,506
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 08/15/2044	4,500	5,055,878
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041-12/15/2051	49,175	22,593,812
Series 2012B 4.25%, 06/15/2042	1,000	1,025,361
Series 2017A 5.00%, 06/15/2057	12,475	14,740,219
Series 2017B Zero Coupon, 12/15/2054	8,000	2,641,697
State of Illinois 5.00%, 11/01/2032	4,755	5,552,859
Series 2014 5.00%, 05/01/2029-05/01/2036	30,065	33,118,220
Series 2016 5.00%, 02/01/2025-02/01/2029	38,000	45,097,743
Series 2017D 5.00%, 11/01/2024-11/01/2028	22,035	26,635,655
Series 2018A 5.00%, 10/01/2028-05/01/2030	10,520	12,977,016
Series 2018B 5.00%, 10/01/2024	5,000	5,724,987
Series 2019B 4.00%, 11/01/2033	1,500	1,731,218
5.00%, 11/01/2030	5,565	6,997,438
Series 2020B 5.00%, 10/01/2028-10/01/2031	4,085	5,167,031

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016A 4.50%, 03/01/2033	$8,942	$9,236,777
Series 2016B 7.00%, 03/01/2033	3,970	4,091,584
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 03/01/2025	1,886	1,973,852
5.00%, 03/01/2036	8,959	9,433,076
Series 2015B 6.00%, 03/01/2036	2,691	2,878,308

		407,698,701

Indiana – 1.7%
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,715	4,443,857
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 08/15/2045	2,010	2,013,825
Indiana Finance Authority (Marquette Manor) Series 2012 4.75%, 03/01/2032	5,535	5,723,783
Series 2015A 5.00%, 03/01/2039	2,675	2,923,731
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2044-07/01/2048	22,595	24,564,206
Indiana Finance Authority (Ohio Valley Electric Corp.) 3.00%, 11/01/2030	5,145	5,490,577
Series 2020 3.00%, 11/01/2030	1,230	1,312,616
Series 2020A 3.00%, 11/01/2030	2,690	2,870,681
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	15,145	14,353,877

		63,697,153

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Iowa – 0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	$6,060	$6,687,620
Iowa Higher Education Loan Authority (Simpson College) 5.50%, 11/01/2051	5,000	5,527,734
Xenia Rural Water District Series 2016 5.00%, 12/01/2041	4,000	4,600,655

		16,816,009

Kansas – 0.4%
City of Lawrence KS (Lawrence Memorial Hospital/KS) Series 2018 5.00%, 07/01/2043	7,500	9,016,000
Overland Park Development Corp. (City of Overland Park KS) 5.00%, 03/01/2037-03/01/2049	6,560	6,793,168

		15,809,168

Kentucky – 1.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 4.00%, 02/01/2038	745	816,104
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2046	1,430	1,705,914
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044-08/01/2049(f)	14,640	18,057,904
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	7,765	7,834,319
5.50%, 11/15/2045	2,350	2,372,755
Series 2016A 5.00%, 05/15/2046-05/15/2051	8,000	8,132,364

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2037	$4,045	$4,677,452
5.25%, 06/01/2041	3,650	4,277,691
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.75%, 11/15/2050	2,650	2,714,587
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2020A 5.00%, 10/01/2038	370	467,885

		51,056,975

Louisiana – 1.1%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 07/01/2041	5,775	5,803,985
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.25%, 11/15/2045	7,625	8,334,499
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2041	5,000	6,026,908
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2047	25	30,129
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/2039(c)(e)	7,250	73
Series 2014A 8.375%, 07/01/2039(c)(e)	17,000	170

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2016A 5.00%, 07/01/2051(f)	$10,000	$11,504,896
New Orleans Aviation Board Series 2017B 5.00%, 01/01/2048	2,350	2,801,818
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040-10/01/2040(a)	1,760	2,289,728
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2037	4,600	4,963,665

		41,755,871

Maine – 1.0%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	7,270	8,133,163
Maine Health & Higher Educational Facilities Authority 4.00%, 07/01/2037-07/01/2045(f)	10,405	12,280,426
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 6.75%, 07/01/2036-07/01/2041	8,440	8,485,189
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 07/01/2039(f)	8,100	8,929,049

		37,827,827

Maryland – 0.8%
City of Westminster MD (Lutheran Village at Miller’s Grant, Inc. (The)) Series 2014A 6.00%, 07/01/2034	1,500	1,645,805
6.125%, 07/01/2039	750	822,161
6.25%, 07/01/2044	2,000	2,191,697

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Frederick MD (Mount St. Mary’s University, Inc.) Series 2017A 5.00%, 09/01/2037-09/01/2045(a)	$2,885	$3,201,131
Maryland Economic Development Corp. 3.25%, 09/01/2030	500	562,149
4.00%, 09/01/2050	1,500	1,714,678
Maryland Health & Higher Educational Facilities Authority (Adventist Healthcare Obligated Group) 5.00%, 01/01/2025-01/01/2036(b)	4,065	4,802,027
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2040-07/01/2045	5,275	5,992,493
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) 5.00%, 05/01/2050	5,000	7,371,947

		28,304,088

Massachusetts – 2.7%
Massachusetts Development Finance Agency Series 2012A 5.25%, 07/01/2042	5,000	5,266,791
Massachusetts Development Finance Agency (Emerson College) Series 2016A 5.00%, 01/01/2047	16,595	19,274,930
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/2034-10/01/2043	5,500	6,432,023
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 07/01/2034-07/01/2047	5,080	4,930,751

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 07/01/2044	$1,000	$1,118,668
Massachusetts Development Finance Agency (NewBridge on the Charles, Inc.) Series 2017 5.00%, 10/01/2037(a)	1,000	1,097,778
Massachusetts Development Finance Agency (President & Fellows of Harvard College) Series 2016A 5.00%, 07/15/2040	8,075	11,948,015
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 07/01/2036-07/01/2044	10,430	12,721,441
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(g)	12,175	11,755,356
Series 2017A 7.75%, 12/01/2044(g)	5,125	5,043,078
Massachusetts Port Authority Series 2019A 5.00%, 07/01/2036-07/01/2038(f)	16,600	20,833,117

		100,421,948

Michigan – 1.3%
City of Detroit MI 5.00%, 04/01/2037	1,700	2,007,871
Series 2014B 4.00%, 04/01/2044	7,000	6,628,559
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 07/01/2041	1,425	1,430,657
Detroit City School District Series 2012A 5.00%, 05/01/2030(h)	1,000	1,043,771
5.00%, 05/01/2031	3,015	3,146,684

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/2047-11/01/2052	$2,245	$2,421,616
Michigan Finance Authority 5.00%, 07/01/2044-12/01/2045	50	59,772
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2014C-6 5.00%, 07/01/2033	2,750	3,121,268
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 07/01/2029-07/01/2030	2,400	2,727,967
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020B Zero Coupon, 06/01/2065	23,000	3,010,210
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2039-07/01/2044	14,780	15,898,144
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008C Zero Coupon, 06/01/2058	105,700	5,508,556

		47,005,075

Minnesota – 0.3%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018A 5.00%, 11/15/2049(f)	10,250	12,356,787

Mississippi – 0.3%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036-09/01/2046	8,685	9,967,340

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) 4.00%, 01/01/2037	$465	$538,147
5.00%, 01/01/2035	750	941,631

		11,447,118

Missouri – 0.6%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2036	1,900	2,236,940
I-470 Western Gateway Transportation Development District (I-470 Western Gateway Transportation Development District Sales Tax) Series 2019A 5.25%, 12/01/2048(a)	5,000	5,313,298
Kansas City Industrial Development Authority 5.00%, 07/01/2040(a)	1,950	2,005,093
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2046-11/15/2051(g)	4,935	1,729,718
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 08/15/2036-08/15/2051	10,000	10,915,500
Series 2021A 5.00%, 08/15/2056	1,710	1,832,741

		24,033,290

Nebraska – 1.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.25%, 09/01/2037	1,500	1,593,722
Series 2017A 5.00%, 09/01/2032-09/01/2042	24,380	34,567,028

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Douglas County Hospital Authority No. 2 (Madonna Rehabilitation Hospital Obligated Group) Series 2014 5.00%, 05/15/2044	$4,015	$4,411,185

		40,571,935

Nevada – 0.3%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 07/01/2058(a)	12,500	2,084,434
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	2,550	2,640,136
Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2045	3,000	3,378,293
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	1,635	1,686,036

		9,788,899

New Hampshire – 1.2%
New Hampshire Business Finance Authority Series 2020-1 4.125%, 01/20/2034	12,612	15,200,456
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2020A 3.625%, 07/01/2043(a)	1,240	1,286,936
Series 2020B 3.75%, 07/01/2045(a)	2,475	2,570,846
New Hampshire Health and Education Facilities Authority Act Series 2012 5.00%, 01/01/2042	4,585	4,714,809
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020A 5.00%, 08/01/2059	8,920	14,213,527

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2016 5.00%, 01/01/2046	$4,285	$5,152,797

		43,139,371

New Jersey – 7.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) 5.00%, 06/15/2040	2,845	3,166,055
5.25%, 04/01/2028	2,720	3,441,490
Series 2014P 5.00%, 06/15/2029	5,900	6,656,382
Series 2015W 5.25%, 06/15/2040	4,725	5,427,048
Series 2017B 5.00%, 11/01/2026	10,000	12,196,809
Series 2017D 5.00%, 06/15/2042	5,000	5,940,136
Series 2018A 5.00%, 06/15/2047	5,000	5,972,723
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	9,780	10,906,134
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037-10/01/2047	10,750	12,416,294
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 06/15/2043	7,515	7,786,845
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	4,140	4,384,917
Series 2000B 5.625%, 11/15/2030	4,525	5,075,475

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020A 4.00%, 07/01/2050	$1,195	$1,367,436
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2028-06/15/2029	22,140	26,429,559
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 06/15/2036	5,000	5,407,556
Series 2015A 5.00%, 06/15/2045	1,000	1,135,675
Series 2018A 5.00%, 12/15/2033-12/15/2035	21,245	26,515,803
Series 2019B 4.00%, 06/15/2036-06/15/2037	2,985	3,431,950
Series 2020A 4.00%, 06/15/2045	1,000	1,147,492
5.00%, 06/15/2038-06/15/2046	5,095	6,277,263
Series 2022A 4.00%, 06/15/2041-06/15/2042(b)	12,500	13,999,691
5.00%, 06/15/2035(b)	13,625	16,905,531
South Jersey Transportation Authority Series 2014A 5.00%, 11/01/2039	7,765	8,658,486
State of New Jersey 4.00%, 06/01/2030-06/01/2032	16,000	19,986,149
5.00%, 06/01/2029	10,000	12,996,106
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 06/01/2046	52,440	61,616,979

		289,245,984

New Mexico – 0.4%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 07/01/2042	8,155	8,523,291

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019L 5.00%, 07/01/2039-07/01/2049	$4,380	$5,016,961

		13,540,252

New York – 7.9%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2015 5.50%, 09/01/2045(a)	9,815	10,927,013
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2039	6,950	7,517,395
5.50%, 11/01/2044	2,875	3,137,468
City of New York NY Series 2020A 5.00%, 08/01/2030-08/01/2031(f)	21,500	28,575,895
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12.00%, 07/01/2034(c)	5,000	4,960,245
Metropolitan Transportation Authority 4.00%, 11/15/2026-11/15/2045	4,000	4,644,935
5.00%, 11/15/2027	1,750	2,195,643
Series 2013A 5.00%, 11/15/2023	2,130	2,321,252
Series 2015A 5.00%, 11/15/2045	4,830	5,472,092
Series 2015F 5.00%, 11/15/2024	1,575	1,816,597
Series 2016A 4.00%, 11/15/2025	1,415	1,626,039
5.00%, 11/15/2032	1,295	1,529,520
Series 2016B 5.00%, 11/15/2025-11/15/2037	13,900	16,567,178
Series 2016D 5.00%, 11/15/2027	4,630	5,636,494
Series 2017B 5.00%, 11/15/2023	1,095	1,217,818

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017C 5.00%, 11/15/2026-11/15/2028	$7,530	$9,291,897
Series 2018B 5.00%, 11/15/2025-11/15/2026	3,530	4,276,946
Series 2019A 5.00%, 11/15/2048	2,000	2,292,866
Series 2020C 4.75%, 11/15/2045	2,000	2,423,584
Series 2020D 4.00%, 11/15/2048	10,000	11,455,092
5.00%, 11/15/2043	4,000	5,003,706
Series 2021A 4.00%, 11/15/2047	5,000	5,766,672
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 5.00%, 01/01/2050	3,150	3,440,180
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 5.875%, 01/01/2023	598	328,680
6.50%, 01/01/2032	1,399	769,313
6.70%, 01/01/2049	5,990	3,294,528
Series 2014B 5.50%, 07/01/2020	51	41,130
Series 2014C 2.00%, 01/01/2049(d)(e)	1,933	193,301
New York City Housing Development Corp. Series 2020A 2.55%, 08/01/2040	1,355	1,391,266
New York City NY Transitional 5.00%, 02/01/2032(f)	8,640	9,314,785
New York Counties Tobacco Trust V Zero Coupon, 06/01/2050	51,990	8,633,766
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 03/15/2044	1,900	1,963,101

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Trustees of Columbia University in the City of New York (The)) Series 2017A 5.00%, 10/01/2047	$10,990	$17,254,282
Series 2020A 5.00%, 10/01/2050	10,000	16,033,213
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.375%, 10/01/2045	21,100	24,986,057
5.00%, 01/01/2033-10/01/2040	9,015	11,236,218
Series 2018 5.00%, 01/01/2029	3,500	4,314,270
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041	17,110	19,376,945
5.25%, 01/01/2050	8,000	9,086,931
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	5,970	6,027,402
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	4,270	4,278,808
5.25%, 09/15/2042-09/15/2053	11,510	11,462,201

		292,082,724

North Carolina – 0.1%
County of New Hanover NC Series 2017 5.00%, 10/01/2047	1,000	1,253,834
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2035	1,625	1,726,685
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2017 5.00%, 09/01/2041-09/01/2046	2,250	2,401,592

		5,382,111

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Dakota – 0.3%
County of Grand Forks ND 6.375%, 12/15/2043	$3,650	$3,397,000
County of Grand Forks ND (Red River Biorefinery LLC) 6.625%, 12/15/2031(a)(b)	1,550	1,550,421
7.00%, 12/15/2043(a)(b)	1,610	1,610,912
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 06/01/2043	5,000	5,766,961

		12,325,294

Ohio – 5.9%
Buckeye Tobacco Settlement Financing Authority Series 2020B Zero Coupon, 06/01/2057	36,605	5,890,908
5.00%, 06/01/2055	101,260	117,297,822
City of Middleburg Heights OH (Southwest General Health Center Obligated Group) 4.00%, 08/01/2041-08/01/2047	10,000	11,662,486
5.00%, 08/01/2030-08/01/2034	4,410	5,813,429
County of Cuyahoga/OH (MetroHealth System (The)) 5.00%, 02/15/2052	2,500	2,885,758
Series 2017 5.00%, 02/15/2042	22,660	26,410,280
5.25%, 02/15/2047	7,575	8,897,718
County of Franklin OH (First Community Village Obligated Group) 5.00%, 07/01/2049	2,900	2,917,135
Series 2013 5.625%, 07/01/2047	11,835	11,876,921
County of Marion OH (United Church Homes, Inc. Obligated Group) 5.00%, 12/01/2039	565	613,313
5.125%, 12/01/2049	690	743,903
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	5,215	2,505,259

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	$12,525	$12,679,700
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	2,730	2,806,988
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(a)	1,540	1,735,475
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	1,610	1,655,403

		216,392,498

Oklahoma – 0.8%
Comanche County Memorial Hospital 5.00%, 07/01/2022	500	519,907
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) 3.25%, 09/01/2038-09/01/2039	3,545	3,879,861
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) 5.00%, 08/01/2044-08/01/2049	9,045	10,670,387
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 08/15/2057	11,290	13,897,481

		28,967,636

Oregon – 0.3%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020A 5.25%, 11/15/2050	1,000	1,103,997

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.40%, 10/01/2044	$2,750	$2,956,686
5.50%, 10/01/2049	5,650	6,066,432

		10,127,115

Pennsylvania – 3.3%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	3,070	3,558,946
Series 2018 5.00%, 05/01/2042(a)	2,325	2,763,347
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) 4.00%, 07/01/2046	5,000	5,585,970
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 06/01/2046-06/01/2051	11,665	12,680,521
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) 5.00%, 01/01/2045	1,185	1,301,461
Series 2012 5.25%, 01/01/2032-01/01/2041	3,720	3,772,345
Cumberland County Municipal Authority (Penn State Health Obligated Group) 3.00%, 11/01/2038	4,475	4,802,530
4.00%, 11/01/2036	865	1,036,895
Geisinger Authority (Geisinger Health System Obligated Group) 5.00%, 04/01/2043(f)	2,000	2,590,377
Geisinger Pennsylvania Authority Health System 5.00%, 04/01/2050(f)	8,000	10,072,641
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032	1,000	1,168,851

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) 5.00%, 03/01/2040-03/01/2045	$1,500	$1,658,135
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 6.00%, 07/01/2045	18,125	19,420,269
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 03/01/2042	2,135	2,178,270
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019A 3.25%, 08/01/2039(a)	1,640	1,673,141
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp.) Series 2012A 5.00%, 11/01/2041	3,620	3,822,183
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034-12/31/2038	11,930	13,922,754
Pennsylvania Turnpike Commission Series 2017B 5.00%, 06/01/2036	2,010	2,443,871
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 06/01/2040	1,300	1,393,665
6.50%, 06/01/2045	2,390	2,557,685
6.625%, 06/01/2050	3,870	4,150,260
Philadelphia Authority for Industrial Development (MaST Community Charter School III) 6.50%, 06/15/2054	3,295	3,471,100

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 01/01/2051-01/01/2057(a)	$12,395	$10,176,294
Series 2016B 6.08%, 01/01/2026(a)	740	727,917
Series 2016C Zero Coupon, 01/01/2036(a)	3,010	1,153,107
Series 2016D Zero Coupon, 01/01/2057(g)	59,415	3,564,900

		121,647,435

Puerto Rico – 9.3%
Children’s Trust Fund Series 2005A Zero Coupon, 05/15/2050	3,830	601,705
Series 2008A Zero Coupon, 05/15/2057	65,000	4,322,987
Series 2008B Zero Coupon, 05/15/2057	445,000	23,295,661
Commonwealth of Puerto Rico Series 2006A 5.25%, 07/01/2023(d)(e)	1,440	1,292,400
Series 2011A 5.75%, 07/01/2024(d)(e)	3,440	3,010,000
Series 2012A 5.50%, 07/01/2039(d)(e)	5,760	4,852,800
Series 2014A 8.00%, 07/01/2035(d)(e)	8,055	6,484,275
AGC Series 2001A 5.50%, 07/01/2029	745	872,893
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	5,976	5,259,313
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.125%, 07/01/2024	2,535	2,786,827
Series 2012A 4.25%, 07/01/2025	3,795	3,961,907
5.00%, 07/01/2022-07/01/2033	5,650	5,948,840
5.125%, 07/01/2037	810	854,046
5.25%, 07/01/2029-07/01/2042	8,375	8,842,839

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.50%, 07/01/2028	$2,885	$3,054,733
5.75%, 07/01/2037	2,095	2,224,478
6.00%, 07/01/2047	2,035	2,166,764
Series 2020A 4.00%, 07/01/2023(a)	3,000	3,147,485
5.00%, 07/01/2025-07/01/2047(a)	25,000	29,447,459
Puerto Rico Electric Power Authority Series 2007T 5.00%, 07/01/2032-07/01/2037(d)(e)	17,470	16,683,850
Series 2008W 5.00%, 07/01/2028(d)(e)	7,285	6,957,175
5.375%, 07/01/2024(d)(e)	3,700	3,552,000
Series 2010A 5.25%, 07/01/2029-07/01/2030(d)(e)	2,760	2,642,700
Series 2010C 5.00%, 07/01/2021(d)(e)	1,530	1,461,150
5.25%, 07/01/2027-07/01/2028(d)(e)	7,255	6,946,662
Series 2010D 5.00%, 07/01/2020(d)(i)	1,660	1,589,450
5.00%, 07/01/2021-07/01/2022(d)(e)	1,530	1,461,150
Series 2010X 5.25%, 07/01/2027-07/01/2040(d)(e)	13,760	13,175,200
5.75%, 07/01/2036(d)(e)	1,000	962,500
Series 2010Z 5.25%, 07/01/2019-07/01/2025(d)(e)	5,290	5,054,457
Series 2012A 5.00%, 07/01/2029-07/01/2042(d)(e)	3,545	3,385,475
AGM Series 2007V 5.25%, 07/01/2031	14,090	16,576,805
NATL Series 2007V 5.25%, 07/01/2029	215	231,590
Puerto Rico Highway & Transportation Authority
AGC Series 2005L 5.25%, 07/01/2041	4,260	4,612,875
AGC Series 2007C 5.50%, 07/01/2031	655	772,244
AGC Series 2007N 5.25%, 07/01/2036	3,560	3,873,126
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	16,195	16,721,337

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 04/01/2042	$1,665	$1,689,975
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024-07/01/2046	55,720	19,215,886
Series 2019A 4.329%, 07/01/2040	21,770	24,099,982
4.55%, 07/01/2040	2,637	2,956,620
5.00%, 07/01/2058	67,981	77,383,139

		344,432,760

Rhode Island – 0.2%
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group) Series 2016 5.00%, 05/15/2031-05/15/2034	6,285	7,255,712

South Carolina – 1.0%
South Carolina Public Service Authority Series 2013A 5.125%, 12/01/2043	1,480	1,644,420
Series 2013B 5.125%, 12/01/2043	1,120	1,244,426
Series 2014A 5.00%, 12/01/2049	14,225	15,951,982
Series 2014C 5.00%, 12/01/2046	5,445	6,215,536
Series 2015A 5.00%, 12/01/2050	8,775	10,120,847

		35,177,211

South Dakota – 0.1%
County of Lincoln SD (Augustana College Association (The)) 4.00%, 08/01/2041-08/01/2051	4,455	4,978,976

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/2042(a)	$19,305	$19,373,716
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037	805	934,384
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 08/15/2042	2,455	2,565,052
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) 7.50%, 04/01/2049(a)	100	40,000
Series 2018A 6.25%, 04/01/2049(a)	4,465	2,144,963
Shelby County Health Educational & Housing Facilities Board Series 2012 5.00%, 12/01/2032	2,200	2,328,729
5.25%, 12/01/2042	5,700	6,130,116
5.375%, 12/01/2047	1,700	1,831,455
Shelby County Health Educational & Housing Facilities Board (Trezevant Episcopal Home (The)) Series 2013A 5.375%, 09/01/2041	1,020	958,039
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2014 5.25%, 12/01/2044-12/01/2049	4,325	4,700,859

		41,007,313

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 6.3%
Arlington Higher Education Finance Corp. (Uplift Education) Series 2016A 5.00%, 12/01/2046	$2,175	$2,465,577
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2021A 4.00%, 08/15/2041(b)	610	649,219
Board of Managers Joint Guadalupe County-City of Seguin Hospital Series 2015 5.00%, 12/01/2040	1,500	1,584,020
5.25%, 12/01/2035	1,200	1,314,172
Central Texas Regional Mobility Authority Series 2015A 5.00%, 01/01/2035-01/01/2045	26,515	30,406,718
Series 2016 5.00%, 01/01/2040	5,995	6,966,187
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2040	4,715	5,185,580
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	12,845	14,127,026
Series 2015B 5.00%, 07/15/2030-07/15/2035	4,655	5,206,499
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	2,470	2,554,634
Series 2013 6.00%, 08/15/2043	1,000	1,089,476
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2032(a)	2,000	2,064,744

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 09/01/2044	$6,300	$7,038,061
El Paso County Hospital District Series 2017 5.00%, 08/15/2033	3,940	4,673,803
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2033-10/15/2044	16,315	19,171,797
Kerrville Health Facilities Development Corp. (Sid Peterson Memorial Hospital) Series 2015 5.00%, 08/15/2035	1,800	2,045,267
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	15,000	15,902,010
New Hope Cultural Education Facilities Finance Corp. (BSPV –Plano LLC) 7.25%, 12/01/2053	4,145	3,739,604
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 01/01/2037-01/01/2042	9,770	10,562,436
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2055	1,680	1,806,753
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes Obligated Group) 5.00%, 01/01/2055	2,200	2,285,664
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/2040	1,000	1,109,092
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	15,170	17,195,485

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 4.00%, 01/01/2050(a)	$1,460	$1,512,658
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 06/01/2046	2,000	2,280,393
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/2044	2,000	2,218,474
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.125%, 01/01/2041	4,360	4,404,758
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/2038(c)(d)(e)	5,720	1,430,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/2022(d)(e)	4,000	1,800,000
Series 2014 5.625%, 11/15/2041(d)(e)	3,250	1,462,500
Series 2015I 5.50%, 11/15/2045(d)(e)	1,880	846,000
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) 5.25%, 11/15/2047	845	780,359
Series 2015A 5.00%, 11/15/2045	2,585	2,316,463
Series 2015B 5.00%, 11/15/2036	1,125	1,071,417
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	16,668	17,843,903

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/2044-10/01/2049	$3,960	$4,314,574
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 06/30/2058	23,230	28,446,724
Uptown Development Authority Series 2017A 5.00%, 09/01/2040	1,985	2,261,074

		232,133,121

Utah – 0.7%
County of Utah UT (IHC Health Services, Inc. Obligated Group) Series 2020I 3.00%, 05/15/2050	3,550	3,760,775
4.00%, 05/15/2043	2,750	3,273,721
5.00%, 05/15/2043-05/15/2050	13,000	16,603,662
Timber Lakes Water Special Service District 8.125%, 06/15/2031	175	175,499
Utah Charter School Finance Authority Series 2012 6.30%, 07/15/2032	850	907,149
6.55%, 07/15/2042	1,890	2,021,240

		26,742,046

Vermont – 0.1%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 05/01/2033	3,100	3,188,917

Virginia – 2.0%
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 07/01/2046	1,750	2,059,185
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 01/01/2043	470	474,040

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/2042-12/01/2047	$6,520	$6,986,905
Lexington Industrial Development Authority (Kendal at Lexington) Series 2017A 5.00%, 01/01/2042-01/01/2048	1,940	2,070,709
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 01/01/2037(a)	1,290	1,358,739
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 06/01/2047	30,935	31,093,953
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 07/01/2035-07/01/2045(a)	4,310	4,558,223
Series 2015B 5.00%, 07/01/2045(a)	4,000	4,216,857
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 01/01/2032	6,240	6,547,845
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) 5.00%, 12/31/2049	11,275	13,566,317

		72,932,773

Washington – 3.4%
King County Public Hospital District No. 4 Series 2015A 5.00%, 12/01/2038	5,700	5,913,190
Port of Seattle WA 5.00%, 04/01/2044(f)	10,000	12,217,882
Washington Health Care Facilities Authority 5.00%, 09/01/2055(f)	10,000	12,589,746
Series 2019A 5.00%, 08/01/2049(f)	1,500	1,834,679

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2039-08/01/2044(f)	$5,485	$6,778,790
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017B 5.00%, 07/01/2033	2,835	3,461,167
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) 3.00%, 12/01/2035(a)	440	468,307
4.00%, 12/01/2040-12/01/2048(a)	3,040	3,569,787
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2036-08/15/2037	9,800	11,583,701
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.25%, 10/01/2046	3,250	3,347,419
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) 4.00%, 07/01/2031	10,600	12,228,850
Washington State Housing Finance Commission Series 2012A 6.75%, 10/01/2047(a)	18,350	19,919,164
Series 20211 0.725%, 12/20/2035	8,000	506,125
Series 2021A 3.50%, 12/20/2035	10,000	11,629,591

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 01/01/2036-01/01/2046(a)	$6,625	$7,160,743
Series 2019A 5.00%, 01/01/2044-01/01/2049(a)	715	792,181
Washington State Housing Finance Commission (Riverview Retirement Community Obligated Group) Series 2012 5.00%, 01/01/2048	5,315	5,476,936
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 01/01/2044(a)	4,185	4,558,961

		124,037,219

West Virginia – 0.5%
Monongalia County Commission Excise Tax District Series 2021A 4.125%, 06/01/2043(a)(b)	2,250	2,251,806
West Virginia Economic Development Authority (Arch Resources, Inc.) 4.125%, 07/01/2045	1,990	2,045,650
West Virginia Hospital Finance Authority Series 2013A 5.50%, 06/01/2044	7,050	7,789,911
West Virginia Hospital Finance Authority (Charleston Area Medical Center, Inc. Obligated Group) 5.00%, 09/01/2038-09/01/2039	3,870	4,730,769

		16,818,136

Wisconsin – 2.2%
Public Finance Authority 4.00%, 06/01/2045(f)	10,000	11,674,395
UMA Education, Inc. 5.00%, 10/01/2034-10/01/2039(a)	14,340	17,393,912
Wisconsin Center District AGM Series 2020D Zero Coupon, 12/15/2050	44,075	15,886,045

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Health System Obligated Group) AGM 4.00%, 02/15/2034-02/15/2035	$2,100	$2,507,485
5.00%, 02/15/2028-02/15/2033	3,250	4,181,812
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2046-11/01/2054	2,080	2,209,181
Wisconsin Public Finance Authority (21st Century Public Academy) 5.00%, 06/01/2040(a)	750	822,206
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	8,770	9,680,275
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/2030	5,090	5,673,114
Series 2016D 4.05%, 11/01/2030	1,780	1,963,109
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2047	1,000	1,137,948
Wisconsin Public Finance Authority (Rose Villa, Inc./OR) Series 2014A 5.75%, 11/15/2044(a)	1,100	1,194,734
6.00%, 11/15/2049(a)	1,500	1,638,800
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2050(a)	800	945,746
Series 2015 5.875%, 04/01/2045	1,740	1,994,312
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) 7.75%, 06/01/2025(a)	1,000	1,008,324

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 09/01/2038(a)	$1,725	$1,860,315

		81,771,713

Total Municipal Obligations (cost $3,489,829,779)		3,732,303,540

CORPORATES - NON-INVESTMENT GRADE – 0.4%
Industrial – 0.4%
Transportation - Airlines – 0.4%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	4,040	4,267,371
5.75%, 04/20/2029(a)	3,585	3,835,771
United Airlines, Inc. 4.375%, 04/15/2026(a)	2,761	2,861,915
4.625%, 04/15/2029(a)	2,000	2,071,280

Total Corporates - Non-Investment Grade (cost $12,386,000)		13,036,337

CORPORATES - INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Services – 0.2%
Novant Health, Inc. 3.168%, 11/01/2051 (cost $8,000,000)	8,000	8,059,200

	Shares
SHORT-TERM INVESTMENTS – 4.6%
Investment Companies – 4.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(j)(k)(l) (cost $171,022,781)	171,022,781	171,022,781

Total Investments – 106.2% (cost $3,681,238,560)		3,924,421,858
Other assets less liabilities – (6.2)%		(227,943,463)

Net Assets – 100.0%		$3,696,478,395

abfunds.com	AB MUNICIPAL INCOME FUND | 93

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	30,985	01/15/2025	2.565%	CPI#	Maturity	$477,430	$	– 0	–	$477,430
USD	15,493	01/15/2025	2.585%	CPI#	Maturity	225,542		– 0	–	225,542
USD	15,492	01/15/2025	2.613%	CPI#	Maturity	207,393		– 0	–	207,393
USD	97,890	01/15/2028	1.230%	CPI#	Maturity	10,769,532		– 0	–	10,769,532
USD	91,090	01/15/2028	0.735%	CPI#	Maturity	13,641,778		– 0	–	13,641,778
USD	29,000	01/15/2030	1.572%	CPI#	Maturity	2,926,373		– 0	–	2,926,373
USD	29,000	01/15/2030	1.587%	CPI#	Maturity	2,881,316		– 0	–	2,881,316
USD	10,110	02/15/2041	CPI#	2.553%	Maturity	112,856		– 0	–	112,856
USD	8,563	02/15/2041	CPI#	2.500%	Maturity	(8,147)		– 0	–	(8,147)
USD	8,427	02/15/2041	CPI#	2.505%	Maturity	1,570		– 0	–	1,570
USD	19,580	02/15/2046	CPI#	2.391%	Maturity	(545,549)		– 0	–	(545,549)

						$30,690,094	$	– 0	–	$30,690,094

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	16,275	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi- Annual	$531,029	$	– 0	–	$531,029
USD	36,565	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi- Annual	1,272,970		– 0	–	1,272,970
USD	100,000	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/Quarterly	(255,694)		– 0	–	(255,694)
USD	75,000	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	(220,037)		– 0	–	(220,037)
USD	65,000	02/15/2028	1.412%	3 Month LIBOR	Semi-Annual/Quarterly	(1,054,068)		– 0	–	(1,054,068)
USD	50,130	10/03/2033	0.695%	3 Month LIBOR	Semi-Annual/Quarterly	5,995,265		– 0	–	5,995,265
USD	35,000	10/03/2033	1.078%	3 Month LIBOR	Semi-Annual/Quarterly	2,620,256		– 0	–	2,620,256
USD	30,000	10/03/2033	0.783%	3 Month LIBOR	Semi- Annual/ Quarterly	3,279,706		– 0	–	3,279,706

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	117,790	10/09/2038	3 Month LIBOR	3.285%	Quarterly/ Semi- Annual	$25,649,964	$	– 0	–	$25,649,964
USD	45,000	02/15/2041	3 Month LIBOR	2.166%	Quarterly/ Semi- Annual	1,731,878		– 0	–	1,731,878
USD	18,640	10/01/2048	1.123%	3 Month LIBOR	Semi- Annual/ Quarterly	3,695,758		– 0	–	3,695,758
USD	8,150	02/15/2051	1.941%	3 Month LIBOR	Semi- Annual/ Quarterly	75,505		– 0	–	75,505

						$43,322,532	$	– 0	–	$43,322,532

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	375	$(105,299)	$(36,192)	$(69,107)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	510	(143,166)	(62,241)	(80,925)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	729	(204,643)	(88,622)	(116,021)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,483	(697,227)	(309,168)	(388,059)
Credit Suisse International CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	165	(46,332)	(19,924)	(26,408)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	206	(57,845)	(20,065)	(37,780)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,558	(718,073)	(249,462)	(468,611)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,850	(1,081,080)	(365,818)	(715,262)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	5,054	(1,419,164)	(606,243)	(812,921)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	10,000	(2,808,000)	(937,777)	(1,870,223)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	958	(269,006)	(118,785)	(150,221)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,500	(702,000)	(224,752)	(477,248)

abfunds.com	AB MUNICIPAL INCOME FUND | 95

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	3,100	$(870,220)	$(363,639)	$(506,581)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,336	(936,749)	(307,668)	(629,081)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	8,351	(2,344,265)	(1,169,840)	(1,174,425)
Morgan Stanley Capital Services LLC CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	15,000	(4,212,000)	(1,356,004)	(2,855,996)

						$(16,615,069)	$(6,236,200)	$(10,378,869)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	21,490	10/09/2029	1.120%	SIFMA*	Quarterly	$(239,660)	$	– 0	–	$(239,660)
Citibank, NA	USD	21,490	10/09/2029	1.125%	SIFMA*	Quarterly	(249,396)		– 0	–	(249,396)

							$(489,056)	$	– 0	–	$(489,056)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2021, the aggregate market value of these securities amounted to $486,722,211 or 13.2% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7,50%, 12/01/2032	12/22/2011	$ 3,795,000	$ 75,900	0.00%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12,00%, 07/01/2034	07/09/2015	5,000,000	4,960,245	0.13%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10,50%, 07/01/2039	11/22/2013	5,203,615	73	0.00%

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 8,375%, 07/01/2039	07/31/2014	$ 11,810,208	$ 170	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8,00%, 07/01/2038	05/08/2013	5,720,000	1,430,000	0.04%

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.61% of net assets as of May 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2051	09/12/2017	$3,605,270	$1,729,718	0.05%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022	12/07/2017	11,406,996	11,755,356	0.32%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017A 7.75%, 12/01/2044	12/07/2017	5,125,000	5,043,078	0.14%
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016D Zero Coupon, 01/01/2057	08/24/2016	6,102,079	3,564,900	0.10%

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	Defaulted matured security.

(j)	Affiliated investments.

(k)	The rate shown represents the 7-day yield as of period end.

(l)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

abfunds.com	AB MUNICIPAL INCOME FUND | 97

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

As of May 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

OSF – Order of St. Francis

SD – School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB NATIONAL PORTFOLIO

May 31, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.1%
Long-Term Municipal Bonds – 88.4%
Alabama – 2.2%
County of Jefferson AL Series 2017 5.00%, 09/15/2033	$1,000	$1,222,746
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/2042	3,000	3,494,210
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 02/01/2036	2,500	2,897,535
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2042	3,010	3,705,722
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	20,000	22,751,562
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	2,680	3,075,476
Tuscaloosa County Industrial Development Authority (Tuscaloosa County Industrial Development Authority) Series 2019A 4.50%, 05/01/2032(a)	1,723	1,831,671
Water Works Board of the City of Birmingham (The) Series 2015A 5.00%, 01/01/2033 (Pre-refunded/ETM)	2,115	2,466,278

		41,445,200

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	1,490	1,847,775
Series 2015A 6.625%, 09/01/2035	325	373,874

		2,221,649

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona – 2.5%
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/2033-12/01/2034	$12,615	$14,471,012
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	5,246	5,967,699
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) 5.00%, 07/01/2040(a)	1,355	1,482,172
Maricopa County Special Health Care District Series 2018C 5.00%, 07/01/2034-07/01/2036	14,800	18,417,074
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2023	3,685	4,091,733
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.00%, 10/01/2037(a)	1,200	1,323,807

		45,753,497

California – 10.1%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2035	10,550	12,483,428
Bay Area Toll Authority Series 2013S 5.00%, 04/01/2031 (Pre-refunded/ETM)	5,560	6,059,203
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021A 4.00%, 02/01/2056(a)	1,000	1,130,035
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	5,000	5,612,061

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2045	$4,000	$4,572,885
California Educational Facilities Authority (Leland Stanford Junior University (The)) Series 2014U 5.00%, 05/01/2045	3,000	4,593,226
Series 2019V 5.00%, 05/01/2049	1,000	1,579,694
California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022A 4.00%, 05/15/2051(b)	12,500	14,285,157
California Housing Finance Series 2019-2 4.00%, 03/20/2033	577	681,434
Series 2021-1, Class A 3.50%, 11/20/2035	998	1,168,648
California Municipal Finance Authority (CHF – Riverside II LLC)
5.00%, 05/15/2035-05/15/2041	6,380	7,909,176
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2037(a)	5,795	6,121,532
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 06/01/2041(a)	3,090	3,444,845
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2048(a)	785	924,468
Series 2016A 5.00%, 12/01/2041(a)	1,400	1,581,443
5.25%, 12/01/2056(a)	1,000	1,128,137
Series 2018A 5.50%, 12/01/2058(a)	1,090	1,294,419
City of Los Angeles CA Wastewater System Revenue Series 2013A 5.00%, 06/01/2033	9,310	10,154,161

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) 4.00%, 10/01/2056(a)	$2,000	$2,160,950
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021A 3.125%, 08/01/2056(a)	1,000	990,475
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021A 4.00%, 07/01/2056(a)(b)	2,000	2,150,943
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	8,750	9,060,859
Hastings Campus Housing Finance Authority Series 2020A 5.00%, 07/01/2061	3,100	3,592,229
Los Angeles Department of Water & Power Power System Revenue Series 2013B 5.00%, 07/01/2029-07/01/2030	15,630	17,156,933
Los Angeles Department of Water & Power Water System Revenue Series 2013A 5.00%, 07/01/2031	9,115	9,793,347
Series 2013B 5.00%, 07/01/2032	1,900	2,084,897
Manteca Unified School District (Manteca Unified School District CFD No. 89-1) NATL Series 2001 Zero Coupon, 09/01/2031	11,910	9,206,230
Morongo Band of Mission Indians (The)
Series 2018A 5.00%, 10/01/2042(a)	4,500	5,242,465
Ontario Redevelopment Financing Authority NATL Series 1993 5.80%, 08/01/2023 (Pre-refunded/ETM)	630	669,038
Port of Los Angeles Series 2014A 5.00%, 08/01/2034	5,790	6,488,836

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco Intl Airport Series 2019A 5.00%, 05/01/2049	$17,000	$20,845,031
State of California Series 2013 5.00%, 11/01/2029	8,000	8,903,742
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Zero Coupon, 06/01/2060	1,000	244,455
University of California Series 2013A 5.00%, 05/15/2030 (Pre-refunded/ETM)	1,480	1,618,689
5.00%, 05/15/2030	1,720	1,876,456

		186,809,527

Colorado – 0.5%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018A 5.00%, 12/01/2031	820	1,031,357
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2049	1,000	1,256,336
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) 5.375%, 01/01/2041(a)	2,500	2,504,517
E-470 Public Highway Authority Series 2021B 0.357% (SOFR + 0.35%), 09/01/2039(b)(c)	2,000	2,000,001
Park Creek Metropolitan District Series 2015A 5.00%, 12/01/2034	1,300	1,513,018
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/2038	1,000	1,064,988

		9,370,217

Connecticut – 1.0%
State of Connecticut Series 2015B 5.00%, 06/15/2032	2,350	2,747,175

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015F 5.00%, 11/15/2030-11/15/2031	$4,500	$5,344,709
State of Connecticut Special Tax Revenue 5.00%, 05/01/2038-05/01/2040	2,400	3,104,024
Series 2012 5.00%, 01/01/2029	6,445	6,908,676

		18,104,584

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 09/01/2046	550	621,579

District of Columbia – 0.3%
Metropolitan Washington Airports Authority Series 2020A 4.00%, 10/01/2036-10/01/2037	4,500	5,384,089

Florida – 4.7%
Bexley Community Development District Series 2016 4.70%, 05/01/2036	1,750	1,885,606
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 04/01/2033	1,500	1,677,135
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 07/01/2040(a)	1,000	1,071,467
Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) 4.25%, 06/01/2030(a)	1,585	1,649,775
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2038	1,000	595,333
County of Broward FL Airport System Revenue Series 2019A 4.00%, 10/01/2044	1,210	1,390,868
5.00%, 10/01/2038	1,340	1,686,171
Series 2019C 2.384%, 10/01/2026	5,500	5,812,101

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Lake FL (Waterman Communities, Inc.) 3.375%, 08/15/2026	$1,900	$1,910,801
County of Miami-Dade FL Series 2012B 5.00%, 10/01/2030 (Pre-refunded/ETM)	3,450	3,674,720
5.00%, 10/01/2031 (Pre-refunded/ETM)	6,000	6,390,817
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/2033	1,700	1,925,504
Series 2015A 5.00%, 10/01/2038	4,300	4,982,554
Florida Development Finance Corp. (Brightline Trains Florida LLC) 7.375%, 01/01/2049(a)	1,000	1,083,480
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020A 5.00%, 06/15/2050	1,000	1,135,374
Florida Higher Educational Facilities Financial Authority (Nova Southeastern University, Inc.) Series 2016 5.00%, 04/01/2032	1,125	1,308,737
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/2031	1,200	1,480,112
Series 2019A 5.00%, 10/01/2049	5,000	6,174,236
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2016 5.00%, 06/01/2036	2,190	2,562,012
Marshall Creek Community Development District Series 2016 6.32%, 05/01/2045	120	123,046
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 5.00%, 05/01/2032	1,480	1,506,463

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Miami-Dade County Expressway Authority Series 2014B 5.00%, 07/01/2031	$3,750	$4,248,879
North Broward Hospital District Series 2017B 5.00%, 01/01/2035	5,230	6,222,602
Orange County School Board (Orange County School Board COP) Series 2016C 5.00%, 08/01/2034	5,000	6,016,864
Palm Beach County Health Facilities Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020B 4.00%, 11/15/2041	250	288,212
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	635	652,393
Polk County Industrial Development Authority (Mineral Development LLC) 5.875%, 01/01/2033(a)	1,000	1,066,219
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017A 5.00%, 01/01/2042	1,100	1,189,955
South Florida Water Management District (South Florida Water Management District COP) Series 2016 5.00%, 10/01/2033	5,000	5,954,501
St. Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) 4.00%, 08/01/2055	1,000	1,093,641
State Board of Administration Finance Corp. Series 2020A 1.258%, 07/01/2025	3,730	3,774,554
1.705%, 07/01/2027	2,565	2,598,292
Tampa-Hillsborough County Expressway Authority Series 2017C 5.00%, 07/01/2048	2,795	3,343,515

		86,475,939

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Georgia – 0.7%
Development Authority of Appling County (Oglethorpe Power Corp.) 1.50%, 01/01/2038	$2,300	$2,355,705
Development Authority of Burke County (The) (Oglethorpe Power Corp.) 1.50%, 01/01/2040	7,350	7,528,015
Municipal Electric Authority of Georgia 5.00%, 01/01/2037-01/01/2059	2,470	2,975,310

		12,859,030

Guam – 0.5%
Territory of Guam 5.00%, 11/15/2031	300	349,105
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	3,195	3,752,757
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 01/01/2042	1,135	1,166,942
Series 2015D 5.00%, 11/15/2032-11/15/2035	3,775	4,301,555

		9,570,359

Hawaii – 1.0%
State of Hawaii Series 2016F 4.00%, 10/01/2031-10/01/2034	16,815	19,461,529

Illinois – 6.8%
Chicago Board of Education Series 2017D 5.00%, 12/01/2031	1,800	2,176,810
Series 2017G 5.00%, 12/01/2034	2,350	2,822,179
Series 2017H 5.00%, 12/01/2046	1,640	1,928,615
Series 2018C 5.00%, 12/01/2021	5,075	5,191,148
Series 2019A 5.00%, 12/01/2029-12/01/2030	1,660	2,091,490
Series 2019B 5.00%, 12/01/2030-12/01/2033	885	1,108,747

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Chicago IL (Chicago IL SA Lakeshore East) Series 2003 6.75%, 12/01/2032	$1,348	$1,351,158
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/2032	7,745	8,117,510
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) 5.125%, 05/15/2060	3,010	3,025,045
Illinois Finance Authority (University of Chicago/The) Series 2021A 5.00%, 10/01/2023-10/01/2025(b)	5,250	6,112,869
Illinois State Toll Highway Authority Series 2017A 5.00%, 01/01/2042	15,000	18,281,157
Kane Cook & DuPage Counties School District No. U-46 Elgin Series 2015D 5.00%, 01/01/2034-01/01/2035	4,250	4,734,546
Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	6,000	7,341,313
Series 2012B 5.00%, 12/15/2028	11,500	11,965,617
Metropolitan Water Reclamation District of Greater Chicago Series 2007B 5.25%, 12/01/2034	2,000	2,902,859
State of Illinois Series 2014 5.00%, 04/01/2030	2,680	2,957,052
Series 2017D 5.00%, 11/01/2026-11/01/2028	9,700	11,797,545
Series 2018A 5.00%, 10/01/2027	2,000	2,459,037
Series 2018B 5.00%, 10/01/2026	10,000	12,048,135
Series 2019B 4.00%, 11/01/2036-11/01/2037	12,460	14,251,939
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 03/01/2025	489	511,778
5.00%, 03/01/2036	2,320	2,442,766

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015B 6.00%, 03/01/2036	$697	$745,515

		126,364,830

Indiana – 1.6%
Indiana Finance Authority (CWA Authority, Inc.) Series 2014A 5.00%, 10/01/2032-10/01/2034	12,320	14,152,136
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2044	1,930	2,098,527
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	1,085	1,157,877
Series 2020A 3.00%, 11/01/2030	1,295	1,381,982
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	3,720	3,525,680
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021B 4.00%, 04/01/2024	900	912,228
Indianapolis Local Public Improvement Bond Bank (Marion County Capital Improvement Board) Series 2011K 5.00%, 06/01/2027	6,840	6,840,000

		30,068,430

Iowa – 1.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	2,505	2,764,437
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2020A 5.00%, 08/01/2040	4,000	5,259,668
Iowa Tobacco Settlement Authority Series 2021B 0.375%, 06/01/2030	285	285,207
4.00%, 06/01/2049	5,000	5,823,239

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Xenia Rural Water District Series 2016 5.00%, 12/01/2031-12/01/2041	$5,375	$6,214,360

		20,346,911

Kentucky – 0.9%
County of Trimble KY (Louisville Gas and Electric Co.) 1.30%, 09/01/2044	1,500	1,503,873
Kentucky Economic Development Finance Authority (Louisville Arena Authority, Inc.) AGM Series 2017A 5.00%, 12/01/2047	2,635	2,804,093
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) 5.25%, 06/01/2050	3,015	3,355,965
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	3,000	3,464,580
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2030-10/01/2033	5,000	6,000,536

		17,129,047

Louisiana – 1.3%
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2033-10/01/2044	7,290	8,807,494
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2034 (Pre-refunded/ETM)	20	24,103
Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group) Series 2016 5.00%, 05/15/2034	1,730	2,040,471
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040-10/01/2040(a)	1,030	1,340,012

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.00%, 06/01/2037	$480	$490,533
2.10%, 06/01/2037	600	619,415
2.20%, 06/01/2037	365	379,817
State of Louisiana Gasoline & Fuels Tax Revenue Series 2017C 5.00%, 05/01/2035-05/01/2036	9,120	11,389,402

		25,091,247

Maine – 0.3%
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 07/01/2033	4,560	5,067,481

Maryland – 0.3%
Maryland Economic Development Corp. (Ports America Chesapeake LLC) Series 2017A 5.00%, 06/01/2035	1,035	1,237,883
Maryland Health & Higher Educational Facilities Authority (TidalHealth Obligated Group) 4.00%, 07/01/2036-07/01/2037	665	778,108
5.00%, 07/01/2046	2,960	3,717,377

		5,733,368

Massachusetts – 1.2%
Massachusetts Development Finance Agency (Emerson College) 5.00%, 01/01/2048	1,180	1,401,594
Massachusetts Development Finance Agency (President & Fellows of Harvard College) Series 2016A 5.00%, 07/15/2040	7,925	11,726,070
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2036	2,385	2,838,687
Series 2017L 5.00%, 07/01/2044	5,000	6,051,670

		22,018,021

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 2.9%
City of Detroit MI 5.00%, 04/01/2036	$835	$988,525
Series 2014B 4.00%, 04/01/2044	2,000	1,893,874
Series 2021A 5.00%, 04/01/2031	1,000	1,250,163
Series 2021B 1.817%, 04/01/2022	650	650,672
2.017%, 04/01/2023	375	376,051
2.189%, 04/01/2024	400	401,187
2.511%, 04/01/2025	500	502,742
3.644%, 04/01/2034	275	271,046
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006D 0.735% (LIBOR 3 Month + 0.60%), 07/01/2032(c)	5,000	5,004,131
Detroit City School District Series 2012A 5.00%, 05/01/2027-05/01/2030	7,965	8,313,635
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) 5.00%, 05/15/2055	2,000	2,243,357
Michigan Finance Authority Series 2014 5.00%, 06/01/2034 (Pre-refunded/ETM)	2,000	2,277,688
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 07/01/2034	11,225	12,729,373
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) 2.366%, 09/01/2049	5,000	5,100,453
2.862%, 09/01/2049	5,000	5,089,082
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020A 3.267%, 06/01/2039	2,000	2,101,866
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2033	2,485	2,696,011

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/2030(d)	$2,000	$1,411,150

		53,301,006

Minnesota – 0.4%
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.00%, 12/01/2040	3,000	3,085,308
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 0.06%, 08/01/2028(e)	1,850	1,840,750
Housing & Redevelopment Authority of The City of St. Paul Minnesota Series 2015A 5.00%, 11/15/2040 (Pre-refunded/ETM)	1,000	1,197,425
Minnesota Higher Education Facilities Authority (St. Olaf College) Series 20158 5.00%, 12/01/2030	1,000	1,178,810

		7,302,293

Missouri – 0.8%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2019 4.00%, 02/01/2042-02/01/2048	5,865	6,543,999
5.00%, 02/01/2042-02/01/2048	3,095	3,496,271
Howard Bend Levee District XLCA 5.75%, 03/01/2025-03/01/2027	365	414,542
Joplin Industrial Development Authority (Freeman Health System Obligated Group) Series 2015 5.00%, 02/15/2035	1,485	1,620,451
Kansas City Industrial Development Authority 5.00%, 07/01/2040(a)	480	493,561
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2046(f)	2,210	774,605

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2021A 5.00%, 08/15/2056	$925	$991,395

		14,334,824

Nebraska – 0.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017A 5.00%, 09/01/2028	2,620	3,290,358
Omaha Public Power District Series 2014A 5.00%, 02/01/2032	2,775	3,102,111

		6,392,469

Nevada – 1.2%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2042	1,965	2,349,196
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 07/01/2058(a)	3,000	500,264
Clark County School District AGM Series 2019B 3.00%, 06/15/2036-06/15/2037	11,030	12,086,093
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2012B 5.00%, 07/01/2029	6,070	6,381,115
State of Nevada Department of Business & Industry 0.50%, 01/01/2050 (Pre-refunded/ETM)(a)	1,000	1,000,096

		22,316,764

New Hampshire – 0.3%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	5,220	6,292,089

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey – 6.9%
Morris-Union Jointure Commission (Morris-Union Jointure Commission COP) AGM Series 2013 5.00%, 08/01/2025	$2,055	$2,252,220
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2021G 5.25%, 09/01/2023(a)	10,000	11,102,124
Series 2016B 5.50%, 06/15/2030	5,840	7,163,885
Series 2017D 5.00%, 06/15/2034-06/15/2035	3,560	4,285,054
Series 2019H 5.25%, 09/01/2022(a)	10,060	10,685,416
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037	3,320	3,889,996
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2034	5,000	6,020,880
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2029	7,175	8,601,609
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2020A 4.00%, 06/15/2045	7,585	8,703,724
Series 2018A 5.00%, 12/15/2033-12/15/2035	2,640	3,294,793
New Jersey Turnpike Authority Series 2014A 5.00%, 01/01/2033	4,750	5,374,121
Series 2015E 5.00%, 01/01/2033	11,000	12,666,837

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017A 5.00%, 01/01/2034	$5,000	$6,044,603
Series 2020D 5.00%, 01/01/2028	7,200	8,742,946
Series 2021B 0.897%, 01/01/2025	5,000	5,019,674
State of New Jersey 4.00%, 06/01/2030	4,500	5,558,467
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 06/01/2046	11,255	13,224,620
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/2031	4,340	4,447,912

		127,078,881

New York – 16.3%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2015 5.50%, 09/01/2045(a)	7,315	8,143,770
City of New York NY Series 2012G 5.00%, 04/01/2029 (Pre-refunded/ETM)	9,550	9,940,846
Series 2019B 4.00%, 10/01/2037-10/01/2040	9,480	11,229,555
Series 2020A 5.00%, 08/01/2030	11,000	14,650,126
Series 2020B 5.00%, 11/01/2026	10,500	12,961,721
Series 2021D 1.396%, 08/01/2027	5,255	5,225,938
Metropolitan Transportation Authority 4.00%, 11/15/2026	1,000	1,173,518
5.00%, 11/15/2027-11/15/2030	2,500	3,235,869
Series 2012F 5.00%, 11/15/2027	1,680	1,784,040
Series 2013B 5.00%, 11/15/2032 (Pre-refunded/ETM)	5,000	5,476,808
Series 2013E 5.00%, 11/15/2032	5,000	5,470,381
Series 2016A 4.00%, 11/15/2025	1,000	1,149,144

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016D 5.00%, 11/15/2027-11/15/2031	$6,000	$7,216,409
Series 2017B 5.00%, 11/15/2024	1,755	2,024,208
Series 2017C 5.00%, 11/15/2023-11/15/2033	11,695	14,173,450
Series 2018B 5.00%, 11/15/2026	1,000	1,227,005
Series 2020A 5.00%, 02/01/2023	1,000	1,077,078
Series 2020D 5.00%, 11/15/2043	1,000	1,250,927
Series 2021A 4.00%, 11/15/2047	2,000	2,306,669
New York City Municipal Water Finance Authority Series 2014D 5.00%, 06/15/2035	4,000	4,551,198
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2036	14,800	18,640,853
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/2030	15,015	16,022,984
Series 2014B-1 5.00%, 08/01/2032	4,000	4,573,398
Series 2014D-1 5.00%, 02/01/2034	5,000	5,606,531
Series 2016B 5.00%, 08/01/2032	10,000	12,089,856
Series 2017 5.00%, 02/01/2036	2,500	3,063,146
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/2031	2,775	2,834,052
New York State Dormitory Authority Series 2012D 5.00%, 02/15/2029 (Pre-refunded/ETM)	705	728,955

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 02/15/2029	$4,255	$4,397,017
Series 2015E 5.00%, 03/15/2034	10,000	11,830,792
5.25%, 03/15/2033	2,000	2,393,817
Series 2020D 4.00%, 02/15/2036-02/15/2047	16,000	19,039,608
New York State Dormitory Authority (Trustees of Columbia University in the City of New York (The)) Series 2016A 5.00%, 10/01/2046	11,030	17,174,389
Series 2018A 5.00%, 10/01/2048	5,000	7,910,274
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) 2.75%, 09/01/2050	2,000	2,072,323
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 01/01/2034	2,070	2,463,676
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013A 5.00%, 03/15/2043	5,000	5,388,708
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030-01/01/2036	13,525	16,013,448
4.375%, 10/01/2045	1,000	1,184,173
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018A 4.75%, 11/01/2042(a)	3,235	3,384,967
Oneida County Local Development Corp. (Hamilton College) 5.00%, 07/01/2051	3,200	5,015,117
Port Authority of New York & New Jersey Series 2014 5.00%, 09/01/2030-09/01/2031	13,750	15,580,029
Triborough Bridge & Tunnel Authority Series 2020A 5.00%, 11/15/2054	2,000	2,535,988

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021A 2.591%, 05/15/2036	$2,000	$1,980,522
2.917%, 05/15/2040	2,000	1,996,981
4.00%, 05/15/2046	3,000	3,591,503

		301,781,767

North Carolina – 0.3%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2030	5,000	5,781,100

Ohio – 3.3%
Buckeye Tobacco Settlement Financing Authority Series 2020B 5.00%, 06/01/2055	17,820	20,642,378
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/2031	2,345	2,446,952
City of Akron OH Income Tax Revenue Series 2014 5.00%, 12/01/2033 (Pre-refunded/ETM)	4,250	4,457,955
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 4.00%, 12/01/2040	4,490	5,332,338
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	8,000	9,324,018
County of Hamilton OH (UC Health Obligated Group) 5.00%, 09/15/2050	3,045	3,783,811
Kent State University Series 2012A 5.00%, 05/01/2029 (Pre-refunded/ETM)	2,000	2,089,874
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	1,985	2,009,517

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	$1,035	$1,064,188
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020A 5.00%, 12/01/2038	1,095	1,441,092
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	1,090	1,120,739
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/2021	6,730	6,930,273

		60,643,135

Oklahoma – 0.1%
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	785	788,762
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 06/01/2035	1,000	1,113,371

		1,902,133

Oregon – 0.8%
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020A 4.00%, 08/15/2050	5,000	5,819,896
Port of Portland OR Airport Revenue 5.00%, 07/01/2049	5,000	6,143,359
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/2027 (Pre-refunded/ETM)	3,000	3,048,364

		15,011,619

Other – 0.3%
Federal Home Loan Mortgage Corp. 2.65%, 06/15/2036(a)	5,555	5,967,299

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 3.2%
Bensalem Township School District Series 2013 5.00%, 06/01/2030 (Pre-refunded/ETM)	$5,000	$5,602,881
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) 5.00%, 07/01/2027	1,000	1,194,287
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2038-10/01/2043	7,350	8,139,355
Cumberland County Municipal Authority (Penn State Health Obligated Group) 3.00%, 11/01/2038	1,875	2,012,233
4.00%, 11/01/2036	335	401,572
Geisinger Authority (Geisinger Health System Obligated Group) 4.00%, 04/01/2039	3,820	4,536,715
5.00%, 04/01/2043	6,250	8,094,929
Montgomery County Industrial Development Authority/PA (ACTS Retirement-Life Communities, Inc. Obligated Group) 5.00%, 11/15/2045	440	529,349
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 6.00%, 07/01/2045	5,375	5,759,114
Pennsylvania Turnpike Commission Series 2019A 5.00%, 12/01/2038	2,655	3,378,898
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2018B 5.00%, 12/01/2038-12/01/2039	4,500	5,633,409
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 06/01/2040	3,100	3,323,356
Philadelphia Gas Works Co. 5.00%, 08/01/2042	2,000	2,415,013

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State Public School Building Authority Series 2012 5.00%, 04/01/2030 (Pre-refunded/ETM)	$2,500	$2,602,101
5.00%, 04/01/2031 (Pre-refunded/ETM)	4,000	4,163,362
Township of Lower Paxton PA Series 2014 5.00%, 04/01/2031 (Pre-refunded/ETM)	1,685	1,912,143

		59,698,717

Puerto Rico – 1.3%
Children’s Trust Fund Series 2008A Zero Coupon, 05/15/2057	30,000	1,995,225
Commonwealth of Puerto Rico AGC Series 2001A 5.50%, 07/01/2029	100	117,167
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	1,895	2,229,457
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	1,370	1,483,483
AGC Series 2007C 5.50%, 07/01/2031	190	224,010
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	3,930	4,337,667
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	3,940	4,068,050
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	650	728,972
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2029	1,595	1,357,134
Series 2019A 4.329%, 07/01/2040	1,504	1,664,968
5.00%, 07/01/2058	4,920	5,600,463

		23,806,596

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.4%
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2046	$2,855	$3,618,361
South Carolina Jobs-Economic Development Authority (Prisma Health Obligated Group) Series 2018A 5.00%, 05/01/2048	1,000	1,197,115
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/2036	4,750	5,670,655
Series 2016B 5.00%, 12/01/2036-12/01/2056	12,775	15,327,465

		25,813,596

Tennessee – 1.3%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	2,785	2,811,630
5.125%, 12/01/2042(a)	1,325	1,329,716
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037-08/01/2038	840	972,894
5.00%, 08/01/2049	1,675	2,048,725
Memphis-Shelby County Airport Authority Series 2020B 5.00%, 07/01/2022-07/01/2025	10,750	12,011,561
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	4,325	5,208,753

		24,383,279

Texas – 7.0%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 02/15/2033	1,410	1,659,596
Bexar County Hospital District Series 2018 5.00%, 02/15/2048	9,000	10,787,715

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Board of Regents of the University of Texas System Series 2020A 5.00%, 08/15/2040-08/15/2050	$3,980	$5,966,891
Central Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2032-01/01/2034	4,250	4,905,489
Central Texas Turnpike System Series 2015C 5.00%, 08/15/2034	10,000	11,214,507
City of El Paso TX Water & Sewer Revenue Series 2014 5.00%, 03/01/2030 (Pre-refunded/ETM)	1,000	1,130,846
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031	2,500	2,772,812
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	505	555,403
Series 2015B 5.00%, 07/15/2030	4,650	5,222,028
Series 2018 5.00%, 07/15/2028	1,300	1,558,327
City of San Antonio TX Electric & Gas Systems Revenue Series 2021A 5.00%, 02/01/2046	1,500	1,936,226
Grand Parkway Transportation Corp. Series 2018A 5.00%, 10/01/2035-10/01/2036	17,860	22,359,506
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2044	1,785	2,095,941
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	4,500	4,770,603
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/2053	1,000	902,196

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2055	$425	$457,066
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	3,330	3,774,619
North Texas Tollway Authority Series 2011D 5.00%, 09/01/2030 (Pre-refunded/ETM)	7,500	7,590,428
North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 01/01/2034-01/01/2035	15,585	17,962,865
Series 2015B 5.00%, 01/01/2034	1,700	1,960,214
Series 2016A 5.00%, 01/01/2036	1,000	1,177,802
AGC Zero Coupon, 01/01/2036	7,200	5,381,061
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/2022(g)(h)	2,210	994,500
Series 2015I 5.50%, 11/15/2045(g)(h)	1,670	751,500
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/2045	3,785	3,391,803
Series 2015B 5.00%, 11/15/2036	1,850	1,761,885
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	2,118	2,267,861
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Texas, Inc.) Series 2014A 5.00%, 08/15/2032-08/15/2034	3,330	3,735,881

		129,045,571

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Utah – 0.0%
Timber Lakes Water Special Service District 8.125%, 06/15/2031	$35	$35,100

Virginia – 0.3%
Arlington County Industrial Development Authority (Virginia Hospital Center Arlington Health System/VA) 4.00%, 07/01/2038-07/01/2045	1,205	1,430,616
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 03/01/2045(a)	1,415	1,501,418
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) 5.00%, 01/01/2028	2,100	2,610,895

		5,542,929

Washington – 1.1%
Grays Harbor County Public Hospital District No. 2 5.00%, 12/15/2048	5,650	6,476,651
Port of Seattle WA 4.00%, 04/01/2044	2,175	2,466,232
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) 3.00%, 12/01/2034(a)	425	453,082
4.00%, 09/01/2045-09/01/2050	1,290	1,496,908
5.00%, 12/01/2027-12/01/2033(a)	1,915	2,495,623
5.00%, 09/01/2039-09/01/2050	2,080	2,664,512
Washington State Housing Finance Commission Series 20211 0.725%, 12/20/2035	2,000	126,531
Series 2021A 3.50%, 12/20/2035	2,365	2,750,398
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	1,650	1,650,243
Series 2019A 5.00%, 01/01/2055(a)	365	402,524

		20,982,704

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.3%
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035	$2,340	$2,377,376
4.875%, 06/01/2049	2,000	2,054,971
West Virginia Economic Development Authority (Arch Resources, Inc.) 4.125%, 07/01/2045	435	447,165

		4,879,512

Wisconsin – 1.5%
Wisconsin Health & Educational Facilities Authority Series 2012C 5.00%, 08/15/2032 (Pre-refunded/ETM)	2,300	2,433,993
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	940	940,872
5.00%, 11/01/2046-11/01/2054	465	494,173
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc. Obligated Group) 4.00%, 12/15/2035-12/15/2038	1,295	1,543,018
Wisconsin Public Finance Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) 5.00%, 11/15/2041	500	606,642
Wisconsin Public Finance Authority (Beyond Boone LLC) AGM 5.00%, 07/01/2044-07/01/2058	3,475	4,184,029
Wisconsin Public Finance Authority (Blue Ridge Healthcare Obligated Group) Series 2020 5.00%, 01/01/2035-01/01/2037	1,500	1,910,154
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	3,395	3,728,195
Series 2016B 5.00%, 12/01/2025	1,795	2,091,899
Wisconsin Public Finance Authority (CHF – Wilmington LLC) AGM 5.00%, 07/01/2053	3,565	4,183,737

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.50%, 03/01/2045(a)	$3,465	$3,753,058
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 04/01/2045	1,000	1,146,156

		27,015,926

Total Long-Term Municipal Bonds (cost $1,533,265,756)		1,639,205,843

Short-Term Municipal Notes – 4.7%
Illinois – 1.0%
Illinois Finance Authority (Edward-Elmhurst Healthcare Obligated Group) 0.05%, 02/01/2040(i)	19,300	19,300,000

Michigan – 0.1%
L’Anse Creuse Public Schools 0.05%, 05/01/2035(i)	1,300	1,300,000

New York – 1.2%
County of Erie NY 3.00%, 06/24/2021	4,100	4,107,699
County of Nassau NY Series 2021B 2.00%, 12/10/2021	3,000	3,029,432
County of Westchester NY Series 2021B 2.00%, 10/18/2021	5,000	5,036,711
Metropolitan Transportation Authority Series 2015 0.05%, 11/01/2032(i)	1,100	1,100,000
Town of Tonawanda NY 2.00%, 08/27/2021	8,000	8,035,135

		21,308,977

Pennsylvania – 0.2%
Philadelphia Gas Works Co. Series 2016A 0.05%, 09/01/2034(i)	2,900	2,900,000

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 2.2%
State of Texas 4.00%, 08/26/2021	$41,100	$41,481,240

Total Short-Term Municipal Notes (cost $86,273,684)		86,290,217

Total Municipal Obligations (cost $1,619,539,440)		1,725,496,060

	Shares
SHORT-TERM INVESTMENTS – 6.7%
Investment Companies – 6.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(j)(k)(l) (cost $116,023,367)	116,023,367	116,023,367

	Principal Amount (000)
Commercial Paper – 0.4%
City of San Antonio TX Series A 0.14%, 10/19/2021 (cost $8,200,000)	$8,200	8,200,646

Total Short-Term Investments (cost $124,223,367)		124,224,013

Total Investments – 99.8% (cost $1,743,762,807)		1,849,720,073
Other assets less liabilities – 0.2%		3,797,060

Net Assets – 100.0%		$1,853,517,133

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	11,290	01/15/2025	2.565%	CPI#	Maturity	$173,961	$	– 0	–	$173,961
USD	5,645	01/15/2025	2.585%	CPI#	Maturity	82,178		– 0	–	82,178
USD	5,645	01/15/2025	2.613%	CPI#	Maturity	75,570		– 0	–	75,570
USD	37,280	01/15/2028	1.230%	CPI#	Maturity	4,101,421		– 0	–	4,101,421
USD	30,890	01/15/2028	0.735%	CPI#	Maturity	4,626,134		– 0	–	4,626,134
USD	10,715	01/15/2030	1.572%	CPI#	Maturity	1,081,244		– 0	–	1,081,244
USD	10,715	01/15/2030	1.587%	CPI#	Maturity	1,064,597		– 0	–	1,064,597
USD	3,740	02/15/2041	CPI#	2.553%	Maturity	41,749		– 0	–	41,749
USD	3,442	02/15/2041	CPI#	2.500%	Maturity	(3,275)		– 0	–	(3,275)
USD	3,388	02/15/2041	CPI#	2.505%	Maturity	631		– 0	–	631
USD	5,850	02/15/2051	CPI#	2.290%	Maturity	(381,032)		– 0	–	(381,032)

						$10,863,178	$	– 0	–	$10,863,178

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	32,500	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	$(95,349)	$	– 0	–	$(95,349)
USD	12,000	02/15/2041	3 Month LIBOR	2.166%	Quarterly/Semi-Annual	461,834		– 0	–	461,834

						$366,485	$	– 0	–	$366,485

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	22,105	10/09/2029	1.120%	SIFMA	*	Quarterly	$(246,519)	$	– 0	–	$(246,519)
Citibank, NA	USD	22,105	10/09/2029	1.125%	SIFMA	*	Quarterly	(256,533)		– 0	–	(256,533)

								$(503,052)	$	– 0	–	$(503,052)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2021, the aggregate market value of these securities amounted to $114,029,218 or 6.2% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2021.

(d)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/2030	11/30/2005	$2,000,000	$1,411,150	0.08%

(e)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2021 and the aggregate market value of this security amounted to $1,840,750 or 0.10% of net assets.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.04% of net assets as of May 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2046	12/18/2015	$2,220,579	$774,605	0.04%

(g)	Non-income producing security.

(h)	Defaulted.

(i)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(j)	Affiliated investments.

(k)	The rate shown represents the 7-day yield as of period end.

(l)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.4% and 0.0%, respectively.

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CFD – Community Facilities District

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB NEW YORK PORTFOLIO

May 31, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.5%
Long-Term Municipal Bonds – 93.9%
New York – 85.7%
Brookhaven Local Development Corp. (Jefferson’s Ferry) Series 2016 5.25%, 11/01/2036	$1,500	$1,777,698
Series 2020 4.00%, 11/01/2045	1,000	1,085,938
Buffalo & Fort Erie Public Bridge Authority Series 2017 5.00%, 01/01/2042	2,250	2,687,754
Build NYC Resource Corp. (City University of New York (The)) Series 2014A 5.00%, 06/01/2030-06/01/2034	2,980	3,370,177
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	2,305	2,548,566
5.50%, 11/01/2044	1,625	1,773,351
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) 5.00%, 06/01/2052(a)	500	555,512
City of New York NY Series 2016B 5.00%, 12/01/2034	2,000	2,449,345
Series 2016C 5.00%, 08/01/2032	5,000	5,992,477
Series 2021D 1.396%, 08/01/2027	10,000	9,944,697
1.723%, 08/01/2029	3,000	2,974,287
1.823%, 08/01/2030	4,000	3,922,361
County of Nassau NY Series 2016A 5.00%, 01/01/2038	1,000	1,172,709
Series 2016C 5.00%, 04/01/2034-04/01/2036	10,420	12,382,586
Dutchess County Local Development Corp. (Bard College) Series 2020A 5.00%, 07/01/2045(a)	3,000	3,679,630
Series 2020B 5.918%, 07/01/2039(a)	1,500	1,719,041

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 07/01/2046	$4,980	$5,924,506
East Rochester Housing Authority (St. John’s Health Care Corp.) Series 2010A 5.00%, 04/20/2027	2,380	2,416,568
Hempstead Town Local Development Corp. (Hofstra University) Series 2011 5.00%, 07/01/2028	650	652,248
Hempstead Town Local Development Corp. (Molloy College) Series 2014 5.00%, 07/01/2034-07/01/2039	2,945	3,244,988
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 02/15/2042	5,000	5,985,757
Huntington Local Development Corp. (Gurwin Independent Housing Obligated Group) Series 2021C 3.00%, 07/01/2025	1,725	1,754,880
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024(b)	1,000	973,906
Long Island Power Authority Series 2012B 5.00%, 09/01/2027	2,500	2,649,592
Series 2014A 5.00%, 09/01/2035	1,000	1,135,948
Series 2016B 5.00%, 09/01/2030-09/01/2033	9,515	11,533,895
Series 2019B 1.65%, 09/01/2049	3,445	3,559,186
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/2027	7,070	7,507,833
Series 2014B 5.00%, 11/15/2044	12,000	13,223,369
Series 2017C 5.00%, 11/15/2033	5,000	6,176,442
Series 2020A 4.00%, 02/01/2022	15,000	15,371,976
AGM Series 2021 0.557% (SOFR + 0.55%), 11/01/2032(c)	1,000	999,434
0.807% (SOFR + 0.80%), 11/01/2032(c)	1,285	1,284,325

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.25%, 11/15/2034-11/15/2035	$15,740	$19,220,537
Monroe County Industrial Development Corp./NY (Rochester General Hospital (The)) Series 2017 5.00%, 12/01/2034	1,150	1,360,003
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) 4.00%, 12/01/2035-12/01/2039	5,215	6,140,468
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 5.00%, 01/01/2040	2,150	2,370,363
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 01/01/2032	1,590	874,500
Series 2014C 2.00%, 01/01/2049(d)(e)	572	57,249
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital) Series 2012 5.00%, 07/01/2031-07/01/2037	6,195	6,441,647
New York City Municipal Water Finance Authority Series 2013BB 5.00%, 06/15/2046	5,000	5,440,304
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2015S 5.00%, 07/15/2035	5,160	6,065,613
Series 2018S 5.00%, 07/15/2043	7,000	8,689,617

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013I 5.00%, 05/01/2032 (Pre-refunded/ETM)	$5	$5,447
5.00%, 05/01/2032-05/01/2033	12,495	13,613,007
Series 2016F 5.00%, 02/01/2032	10,000	11,918,945
New York Convention Center Development Corp. (New York Convention Center Development Corp. Hotel Occupancy Tax) Series 2015 5.00%, 11/15/2034-11/15/2035	15,220	17,735,553
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/2031	2,225	2,272,348
New York Liberty Development Corp. (One Bryant Park LLC) 2.625%, 09/15/2069	7,780	8,031,513
2.80%, 09/15/2069	5,780	5,858,675
New York State Dormitory Authority (Barnard College) Series 2015A 4.00%, 07/01/2032	1,300	1,447,626
New York State Dormitory Authority (Catholic Health System Obligated Group) 5.00%, 07/01/2035	1,310	1,644,230
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 07/01/2031-07/01/2033	6,000	6,976,696
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2032-08/01/2035	5,465	6,729,582
Series 2020 4.00%, 09/01/2037-09/01/2039	2,145	2,493,234
New York State Dormitory Authority (New School (The)) Series 2016A 5.00%, 07/01/2035-07/01/2036	5,815	6,946,009
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2018E 5.00%, 03/15/2048	5,000	6,247,295

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Northwell Health Obligated Group) Series 2015A 5.00%, 05/01/2033	$5,000	$5,693,527
New York State Dormitory Authority (NYU Langone Hospitals) Series 2014 5.00%, 07/01/2031	1,000	1,131,066
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2032-12/01/2037(a)	4,000	4,849,163
New York State Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.) Series 2006 5.00%, 11/01/2021	265	269,913
New York State Dormitory Authority (Pratt Institute) Series 2016 5.00%, 07/01/2030	1,000	1,201,207
New York State Dormitory Authority (Rochester Institute of Technology) 5.00%, 07/01/2049	4,770	5,949,674
Series 2020A 5.00%, 07/01/2036-07/01/2040	2,380	3,033,705
New York State Dormitory Authority (Rockefeller University (The)) Series 2020A 5.00%, 07/01/2053	2,235	2,825,904
New York State Dormitory Authority (St. John’s University/NY) Series 2015A 5.00%, 07/01/2033-07/01/2034	2,000	2,314,225
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017B 5.00%, 02/15/2033	12,095	15,087,631
New York State Dormitory Authority (Teachers College) Series 2012 5.00%, 07/01/2034	2,535	2,659,262
Series 2012A 5.00%, 07/01/2031	1,200	1,255,747

abfunds.com	AB MUNICIPAL INCOME FUND | 137

PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Trustees of Columbia University in the City of New York (The)) Series 2017A 5.00%, 10/01/2047	$4,900	$7,692,992
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.) Series 2014 2.875%, 12/01/2044(a)	3,125	3,236,115
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 01/01/2031-01/01/2032	15,000	17,315,231
Series 2016A 5.25%, 01/01/2056	2,940	3,481,832
Series 2019B 4.00%, 01/01/2037	1,575	1,866,389
Series 2019M 2.90%, 01/01/2035	5,000	5,243,425
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	1,060	1,067,445
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2030-01/01/2036	16,245	19,671,264
New York Transportation Development Corp. (Empire State Thruway Partners LLC) 4.00%, 10/31/2046	3,000	3,439,686
New York Transportation Development Corp. (JFK International Air Terminal LLC) 4.00%, 12/01/2038-12/01/2042	2,990	3,493,180
5.00%, 12/01/2025-12/01/2032	5,190	6,692,581
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 4.00%, 07/01/2032-07/01/2033	4,250	4,648,523
5.00%, 07/01/2034-07/01/2046	8,505	9,633,637
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018A 4.75%, 11/01/2042(a)	5,000	5,231,788

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oneida County Local Development Corp. (Hamilton College) 5.00%, 07/01/2051	$6,405	$10,038,070
Onondaga County Industrial Development Agency (Bristol-Myers Squibb Co.) Series 1994 5.75%, 03/01/2024	3,000	3,419,878
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	2,070	2,089,903
Port Authority of New York & New Jersey Series 2013178 5.00%, 12/01/2031	5,000	5,551,295
Series 2014 5.00%, 09/01/2031	5,000	5,664,212
Schenectady County Capital Resource Corp. (Trustees of Union College) Series 2017 5.00%, 01/01/2040	2,600	3,112,872
Suffolk County Economic Development Corp. Series 2011 5.00%, 07/01/2028 (Pre-refunded/ETM)	875	878,373
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 07/01/2028	5,115	5,135,138
Series 2014C 5.00%, 07/01/2031	2,500	2,821,121
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) 5.00%, 12/01/2040	1,500	1,746,058
Town of Oyster Bay NY 4.00%, 03/01/2023-03/01/2024	1,700	1,834,305
Triborough Bridge & Tunnel Authority Series 2013C 5.00%, 11/15/2032	5,000	5,445,567
Series 2017B 5.00%, 11/15/2036	3,000	3,707,244
Series 2018 5.00%, 11/15/2043	5,000	6,131,804
Series 2020A 5.00%, 11/15/2054	3,000	3,803,982

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021A 2.511%, 05/15/2035	$3,500	$3,481,736
5.00%, 05/15/2051	5,000	6,459,591
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2035-09/01/2039	9,200	11,871,045
Trust for Cultural Resources of The City of New York (The) (American Museum of Natural History (The)) Series 2014A 5.00%, 07/01/2033	4,080	4,630,827
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) 4.00%, 12/01/2033-12/01/2035	5,000	5,992,990
TSASC, Inc./NY 5.00%, 06/01/2045	3,350	3,690,124
Series 2017A 5.00%, 06/01/2041	10,850	12,680,958
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	1,515	1,518,125
5.25%, 09/15/2042-09/15/2053	875	871,349
Westchester County Healthcare Corp./NY (Westchester County Health Care Corp. Obligated Group) Series 2010B 6.00%, 11/01/2030	130	130,484
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 01/01/2034	1,800	1,898,309
Westchester County Local Development Corp. (Purchase Housing Corp. II) Series 2017 5.00%, 06/01/2042-06/01/2047	2,000	2,271,489
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/2046	6,825	7,923,611

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Westchester Tobacco Asset Securitization Corp. Series 2016B 5.00%, 06/01/2041	$1,000	$1,192,105

		555,989,120

Alabama – 0.2%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	1,270	1,457,408

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	935	1,159,509
Series 2015A 6.625%, 09/01/2035	280	322,107

		1,481,616

California – 0.4%
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	2,385	2,469,731

Florida – 0.1%
Marshall Creek Community Development District Series 2016 6.32%, 05/01/2045	45	46,142
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 5.00%, 05/01/2032	540	549,656

		595,798

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2037-01/01/2059	1,020	1,228,849

Guam – 3.1%
Guam Government Waterworks Authority Series 2016 5.00%, 01/01/2046	1,275	1,438,550
Series 2017 5.00%, 07/01/2034-07/01/2040	2,475	2,884,232

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam Power Authority Series 2017A 5.00%, 10/01/2036-10/01/2038	$4,430	$5,142,413
Territory of Guam 5.00%, 11/15/2031	125	145,461
Series 2021F 4.00%, 01/01/2042(f)	3,760	4,276,537
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.25%, 01/01/2036	5,690	5,854,254

		19,741,447

Illinois – 0.4%
Chicago Board of Education Series 2018A 5.00%, 12/01/2031	1,710	2,116,496
Illinois Finance Authority (Illinois Institute of Technology) 4.00%, 09/01/2037-09/01/2041	215	244,641
5.00%, 09/01/2036-09/01/2038	215	267,929

		2,629,066

Indiana – 0.1%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	800	758,211

Kentucky – 0.0%
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	105	129,736

Louisiana – 0.0%
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040-10/01/2040(a)	200	260,196

Maryland – 0.1%
City of Baltimore MD (Harbor Point Special Taxing District) 3.50%, 06/01/2039(a)	650	676,032
Series 2019B 3.70%, 06/01/2039(a)	200	202,220

		878,252

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 0.1%
City of Detroit MI 5.00%, 04/01/2036	$245	$290,046

North Dakota – 0.1%
County of Grand Forks ND 6.375%, 12/15/2043	250	232,671
County of Grand Forks ND (Red River Biorefinery LLC) 6.625%, 12/15/2031(a)(f)	105	105,029
7.00%, 12/15/2043(a)(f)	115	115,065

		452,765

Ohio – 0.7%
Buckeye Tobacco Settlement Financing Authority Series 2020B 5.00%, 06/01/2055	2,735	3,168,177
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	1,500	1,542,301

		4,710,478

Puerto Rico – 1.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	710	835,311
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	285	308,608
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	1,480	1,635,913
AGM Series 2007C 5.25%, 07/01/2036	100	108,811
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	1,715	1,770,737
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.125%, 04/01/2032	1,000	1,013,254

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	$340	$381,308
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2029	654	556,467
Series 2019A 4.329%, 07/01/2040	675	747,244
4.55%, 07/01/2040	73	81,848
5.00%, 07/01/2058	2,055	2,339,218

		9,778,719

Tennessee – 0.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	820	827,841
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037-08/01/2038	195	225,786

		1,053,627

Texas – 0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	1,455	1,542,495
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2055	100	107,545
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	1,000	1,070,546

		2,720,586

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington – 0.1%
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019A 5.00%, 01/01/2044-01/01/2055(a)	$510	$563,393

Wisconsin – 0.3%
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	1,685	1,989,335
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2054	100	105,763

		2,095,098

Total Long-Term Municipal Bonds (cost $572,613,144)		609,284,142

Short-Term Municipal Notes – 2.6%
New York – 1.3%
New York State Dormitory Authority (City University of New York (The)) Series 2008D 0.05%, 07/01/2031(g)	8,470	8,470,000

Texas – 1.3%
State of Texas 4.00%, 08/26/2021	8,250	8,326,526

Total Short-Term Municipal Notes (cost $16,793,703)		16,796,526

Total Municipal Obligations (cost $589,406,847)		626,080,668

	Shares
SHORT-TERM INVESTMENTS – 2.9%
Investment Companies – 2.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(h)(i)(j) (cost $18,872,561)	18,872,561	18,872,561

Total Investments – 99.4% (cost $608,279,408)		644,953,229
Other assets less liabilities – 0.6%		3,573,779

Net Assets – 100.0%		$648,527,008

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	3,910	01/15/2025	2.565%	CPI	#	Maturity	$60,247	$	– 0	–	$60,247
USD	1,955	01/15/2025	2.585%	CPI	#	Maturity	28,460		– 0	–	28,460
USD	1,955	01/15/2025	2.613%	CPI	#	Maturity	26,172		– 0	–	26,172
USD	16,000	01/15/2028	1.230%	CPI	#	Maturity	1,760,267		– 0	–	1,760,267
USD	12,350	01/15/2028	0.735%	CPI	#	Maturity	1,849,555		– 0	–	1,849,555
USD	2,265	01/15/2030	1.572%	CPI	#	Maturity	228,560		– 0	–	228,560
USD	2,265	01/15/2030	1.587%	CPI	#	Maturity	225,041		– 0	–	225,041
USD	1,305	02/15/2041	CPI #	2.500%		Maturity	(1,242)		– 0	–	(1,242)
USD	1,290	02/15/2041	CPI #	2.553%		Maturity	14,400		– 0	–	14,400
USD	1,285	02/15/2041	CPI #	2.505%		Maturity	239		– 0	–	239
USD	2,070	02/15/2051	CPI #	2.290%		Maturity	(134,827)		– 0	–	(134,827)

							$4,056,872	$	– 0	–	$4,056,872

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	11,500	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	$(33,739)	$	– 0	–	$(33,739)
USD	11,100	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/Quarterly	(28,382)		– 0	–	(28,382)
USD	6,500	01/15/2028	1.214%	3 Month LIBOR	Semi-Annual/Quarterly	(18,725)		– 0	–	(18,725)
USD	1,250	01/15/2041	3 Month LIBOR	2.004%	Quarterly/Semi-Annual	9,285		– 0	–	9,285
USD	1,060	02/15/2051	1.942%	3 Month LIBOR	Semi-Annual/Quarterly	9,820		– 0	–	9,820

						$(61,741)	$	– 0	–	$(61,741)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	9,395	10/09/2029	1.120%	SIFMA*	Quarterly	$(104,775)	$	– 0	–	$(104,775)
Citibank, NA	USD	9,395	10/09/2029	1.125%	SIFMA*	Quarterly	(109,031)		– 0	–	(109,031)

							$(213,806)	$	– 0	–	$(213,806)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

146 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2021, the aggregate market value of these securities amounted to $28,927,983 or 4.5% of net assets.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.15% of net assets as of May 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024	11/13/2014	$1,000,701	$973,906	0.15%

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2021.

(d)	Non-income producing security.

(e)	Defaulted.

(f)	When-Issued or delayed delivery security.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2021, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 0.9% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2021

	AB California		AB High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $926,846,944 and $3,510,215,779, respectively)	$985,598,244		$3,753,399,077
Affiliated issuers (cost $70,188,192 and $171,022,781, respectively)	70,188,192		171,022,781
Cash collateral due from broker	3,646,738		36,768,718
Interest receivable	10,571,692		52,664,662
Receivable for capital stock sold	2,160,762		9,650,747
Receivable for investment securities sold	830,000		4,131,556
Receivable for variation margin on centrally cleared swaps	1,349		– 0	–
Affiliated dividends receivable	686		1,220

Total assets	1,072,997,663		4,027,638,761

Liabilities
Payable for investment securities purchased	30,334,619		80,761,767
Payable for capital stock redeemed	1,099,090		7,303,968
Advisory fee payable	349,649		1,396,654
Dividends payable	293,225		2,040,895
Unrealized depreciation on interest rate swaps	287,198		489,056
Distribution fee payable	141,634		316,822
Administrative fee payable	37,980		44,915
Directors’ fees payable	8,130		16,580
Transfer Agent fee payable	5,281		19,208
Market value on credit default swaps (net premiums received $6,236,200)	– 0	–	16,615,069
Payable for floating rate notes issued(a)	– 0	–	220,760,000
Payable for variation margin on centrally cleared swaps	– 0	–	6,510
Other liabilities	– 0	–	1,002,484
Accrued expenses	170,289		386,438

Total liabilities	32,727,095		331,160,366

Net Assets	$1,040,270,568		$3,696,478,395

Composition of Net Assets
Capital stock, at par	$89,943		$301,764
Additional paid-in capital	973,809,589		3,388,652,782
Distributable earnings	66,371,036		307,523,849

	$1,040,270,568		$3,696,478,395

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—81,200,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$547,704,453	47,355,039	$11.57	*

Class C	$41,510,598	3,590,131	$11.56

Advisor Class	$451,055,517	38,997,558	$11.57

AB High Income Municipal Portfolio

Class A	$899,273,671	73,380,922	$12.25	*

Class C	$177,018,867	14,452,799	$12.25

Advisor Class	$2,618,341,208	213,780,164	$12.25

Class Z	$1,844,649	150,501	$12.26

*	The maximum offering price per share for Class A of AB California Portfolio and AB High Income Municipal Portfolio were $11.93 and $12.63, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

	AB National		AB New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,627,739,440 and $589,406,847, respectively)	$1,733,696,706		$626,080,668
Affiliated issuers (cost $116,023,367 and $18,872,561, respectively)	116,023,367		18,872,561
Cash collateral due from broker	5,153,495		1,770,467
Foreign currencies, at value (cost $0 and $7, respectively)	– 0	–	7
Interest receivable	21,615,033		7,471,630
Receivable for investment securities sold	3,606,832		10,000
Receivable for capital stock sold	3,066,258		557,890
Receivable for variation margin on centrally cleared swaps	53,081		– 0	–
Affiliated dividends receivable	922		93

Total assets	1,883,215,694		654,763,316

Liabilities
Payable for investment securities purchased	24,202,461		4,429,170
Payable for capital stock redeemed	3,590,574		960,825
Advisory fee payable	642,519		213,860
Unrealized depreciation on interest rate swaps	503,052		213,806
Dividends payable	283,565		92,009
Distribution fee payable	158,689		115,389
Administrative fee payable	37,980		37,775
Transfer Agent fee payable	14,704		5,533
Directors’ fees payable	10,769		6,804
Payable for variation margin on centrally cleared swaps	– 0	–	13,979
Accrued expenses	254,248		147,158

Total liabilities	29,698,561		6,236,308

Net Assets	$1,853,517,133		$648,527,008

Composition of Net Assets
Capital stock, at par	$172,080		$62,734
Additional paid-in capital	1,755,667,970		619,170,244
Distributable earnings	97,677,083		29,294,030

	$1,853,517,133		$648,527,008

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—81,200,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$590,789,018	54,850,485	$10.77	*

Class C	$52,878,630	4,915,197	$10.76

Advisor Class	$1,209,849,485	112,314,632	$10.77

AB New York Portfolio

Class A	$421,752,160	40,798,462	$10.34	*

Class C	$39,562,668	3,829,463	$10.33

Advisor Class	$187,212,180	18,105,688	$10.34

*	The maximum offering price per share for Class A of AB National Portfolio and AB New York Portfolio were $11.10 and $10.66, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended May 31, 2021

	AB California		AB High Income Municipal
Investment Income
Interest	$31,947,610		$134,448,309
Dividends – Affiliated issuers	10,725		42,937
Other income	– 0	–	4,087

Total income	31,958,335		134,495,333

Expenses
Advisory fee (see Note B)	4,379,377		15,919,065
Distribution fee – Class A	1,316,699		2,026,247
Distribution fee – Class C	416,815		1,893,909
Transfer agency – Class A	119,403		242,983
Transfer agency – Class C	9,650		57,977
Transfer agency – Advisor Class	91,552		676,162
Transfer agency – Class Z	– 0	–	420
Custody and accounting	175,276		246,062
Administrative	93,175		107,899
Audit and tax	58,591		65,119
Registration fees	45,274		198,050
Legal	37,716		51,212
Directors’ fees	32,002		64,748
Printing	21,548		117,180
Miscellaneous	34,554		94,342

Total expenses before interest expense	6,831,632		21,761,375
Interest expense	1,417		1,866,352

Total expenses	6,833,049		23,627,727
Less: expenses waived and reimbursed by the Adviser (see Note B)	(258,478)		(73,249)

Net expenses	6,574,571		23,554,478

Net investment income	25,383,764		110,940,855

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	6,677,709		8,398,777
Swaps	(781,960)		520
Net change in unrealized appreciation/depreciation of:
Investments	34,369,855		326,353,118
Swaps	10,272,379		35,469,503

Net gain on investment transactions	50,537,983		370,221,918

Net Increase in Net Assets from Operations	$75,921,747		$481,162,773

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	AB National		AB New York
Investment Income
Interest	$50,753,249		$19,078,635
Dividends – Affiliated issuers	20,508		5,570

Total income	50,773,757		19,084,205

Expenses
Advisory fee (see Note B)	7,730,855		2,809,670
Distribution fee – Class A	1,443,320		1,049,822
Distribution fee – Class C	571,646		427,116
Transfer agency – Class A	216,527		135,585
Transfer agency – Class C	22,625		13,995
Transfer agency – Advisor Class	405,504		52,114
Custody and accounting	206,601		142,801
Registration fees	126,054		40,782
Administrative	93,175		96,571
Printing	64,672		12,333
Audit and tax	57,345		57,346
Directors’ fees	42,535		27,014
Legal	42,179		35,593
Miscellaneous	50,461		24,559

Total expenses before interest expense	11,073,499		4,925,301
Interest expense	– 0	–	8,101

Total expenses	11,073,499		4,933,402
Less: expenses waived and reimbursed by the Adviser (see Note B)	(514,062)		(338,265)

Net expenses	10,559,437		4,595,137

Net investment income	40,214,320		14,489,068

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	14,063,350		2,811,377
Swaps	(3,710,248)		(532,500)
Net change in unrealized appreciation/depreciation of:
Investments	64,379,995		31,385,754
Swaps	17,383,790		5,934,301

Net gain on investment transactions	92,116,887		39,598,932

Net Increase in Net Assets from Operations	$132,331,207		$54,088,000

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	AB California
	Year Ended May 31, 2021		Year Ended May 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,383,764		$27,275,700
Net realized gain (loss) on investment transactions	5,895,749		(2,148,189)
Net change in unrealized appreciation/depreciation of investments	44,642,234		(22,702,515)

Net increase in net assets from operations	75,921,747		2,424,996
Distributions to Shareholders
Class A	(13,468,361)		(15,208,678)
Class B	– 0	–	(340)
Class C	(757,499)		(959,156)
Advisor Class	(11,307,165)		(10,839,530)
Capital Stock Transactions
Net increase	71,232,212		137,171,807

Total increase	121,620,934		112,589,099
Net Assets
Beginning of period	918,649,634		806,060,535

End of period	$1,040,270,568		$918,649,634

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB High Income Municipal
	Year Ended May 31, 2021	Year Ended May 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$110,940,855	$114,806,248
Net realized gain on investment transactions	8,399,297	218,123
Net change in unrealized appreciation/depreciation of investments	361,822,621	(213,179,963)

Net increase (decrease) in net assets from operations	481,162,773	(98,155,592)
Distributions to Shareholders
Class A	(27,741,029)	(28,867,235)
Class C	(5,103,365)	(7,645,747)
Advisor Class	(82,863,003)	(82,676,064)
Class Z	(77,813)	(17,160)
Capital Stock Transactions
Net increase (decrease)	558,739,317	(13,678,553)

Total increase (decrease)	924,116,880	(231,040,351)
Net Assets
Beginning of period	2,772,361,515	3,003,401,866

End of period	$3,696,478,395	$2,772,361,515

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB National
	Year Ended May 31, 2021		Year Ended May 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$40,214,320		$42,553,384
Net realized gain (loss) on investment transactions	10,353,102		(1,087,180)
Net change in unrealized appreciation/depreciation of investments	81,763,785		(31,305,877)

Net increase in net assets from operations	132,331,207		10,160,327
Distributions to Shareholders
Class A	(13,049,516)		(14,490,694)
Class B	– 0	–	(1,160)
Class C	(874,035)		(1,252,653)
Advisor Class	(27,054,332)		(26,543,722)
Capital Stock Transactions
Net increase	145,998,381		145,372,698

Total increase	237,351,705		113,244,796
Net Assets
Beginning of period	1,616,165,428		1,502,920,632

End of period	$1,853,517,133		$1,616,165,428

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB New York
	Year Ended May 31, 2021		Year Ended May 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,489,068		$17,421,656
Net realized gain on investment transactions	2,278,877		1,889,161
Net change in unrealized appreciation/depreciation of investments	37,320,055		(27,107,114)

Net increase (decrease) in net assets from operations	54,088,000		(7,796,297)
Distributions to Shareholders
Class A	(9,878,972)		(11,909,663)
Class B	– 0	–	(885)
Class C	(687,886)		(916,980)
Advisor Class	(4,190,838)		(4,447,095)
Capital Stock Transactions
Net increase	4,963,028		1,371,843

Total increase (decrease)	44,293,332		(23,699,077)
Net Assets
Beginning of period	604,233,676		627,932,753

End of period	$648,527,008		$604,233,676

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2021

NOTE A

Significant Accounting Policies

AB Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. The AB California Portfolio, AB National Portfolio and AB New York Portfolio offer Class A, Class C and Advisor Class shares. The AB High Income Municipal Portfolio offers Class A, Class C, Advisor Class and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class Z shares have been authorized but currently are not being offered for AB California Portfolio, AB National Portfolio and AB New York Portfolio. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Portfolios were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2021:

AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$899,650,501		$	– 0	–	$899,650,501
Short-Term Municipal Notes		– 0	–	85,947,743			– 0	–	85,947,743
Short-Term Investments		70,188,192		– 0	–		– 0	–	70,188,192

Total Investments in Securities		70,188,192		985,598,244			– 0	–	1,055,786,436
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	6,275,890			– 0	–	6,275,890	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	2,244,119			– 0	–	2,244,119	(b)

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Liabilities:
Centrally Cleared Inflation (CPI) Swaps	$	– 0	–	$(115,747)		$	– 0	–	$(115,747	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(159,705)			– 0	–	(159,705	)(b)
Interest Rate Swaps		– 0	–	(287,198)			– 0	–	(287,198)

Total		$70,188,192		$993,555,603		$	– 0	–	$1,063,743,795

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$3,732,303,540		$	– 0	–	$3,732,303,540
Corporates – Non-Investment Grade		– 0	–	13,036,337			– 0	–	13,036,337
Corporates – Investment Grade		– 0	–	8,059,200			– 0	–	8,059,200
Short-Term Investments		171,022,781		– 0	–		– 0	–	171,022,781
Liabilities:
Floating Rate Notes(c)		(220,760,000)		– 0	–		– 0	–	(220,760,000)

Total Investments in Securities		(49,737,219)		3,753,399,077			– 0	–	3,703,661,858
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	31,243,790			– 0	–	31,243,790	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	44,852,331			– 0	–	44,852,331	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(553,696)			– 0	–	(553,696	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,529,799)			– 0	–	(1,529,799	)(b)
Credit Default Swaps		– 0	–	(16,615,069)			– 0	–	(16,615,069)
Interest Rate Swaps		– 0	–	(489,056)			– 0	–	(489,056)

Total		$(49,737,219)		$3,810,307,578		$	– 0	–	$3,760,570,359

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NOTES TO FINANCIAL STATEMENTS (continued)

AB National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,639,205,843		$	– 0	–	$1,639,205,843
Short-Term Municipal Notes		– 0	–	86,290,217			– 0	–	86,290,217
Short-Term Investments:
Investment Companies		116,023,367		– 0	–		– 0	–	116,023,367
Commercial Paper		– 0	–	8,200,646			– 0	–	8,200,646

Total Investments in Securities		116,023,367		1,733,696,706			– 0	–	1,849,720,073
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	11,247,485			– 0	–	11,247,485	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	461,834			– 0	–	461,834	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(384,307)			– 0	–	(384,307	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(95,349)			– 0	–	(95,349	)(b)
Interest Rate Swaps		– 0	–	(503,052)			– 0	–	(503,052)

Total		$116,023,367		$1,744,423,317		$	– 0	–	$1,860,446,684

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NOTES TO FINANCIAL STATEMENTS (continued)

AB New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$609,284,142		$	– 0	–	$609,284,142
Short-Term Municipal Notes		– 0	–	16,796,526			– 0	–	16,796,526
Short-Term Investments		18,872,561		– 0	–		– 0	–	18,872,561

Total Investments in Securities		18,872,561		626,080,668			– 0	–	644,953,229
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	4,192,941			– 0	–	4,192,941	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	19,105			– 0	–	19,105	(b)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(136,069)			– 0	–	(136,069	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(80,846)			– 0	–	(80,846	)(b)
Interest Rate Swaps		– 0	–	(213,806)			– 0	–	(213,806)

Total		$18,872,561		$629,861,993		$	– 0	–	$648,734,554

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)	The Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue and market discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to the Portfolios or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB California	.45%	.40%	.35%
AB High Income Municipal	.50%	.45%	.40%
AB National	.45%	.40%	.35%
AB New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

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The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

Portfolio	Class A	Class C	Advisor Class	Class Z
AB California	.75%	1.50%	.50%	N/A
AB High Income Municipal	.80%	1.55%	.55%	.55%
AB National	.75%	1.50%	.50%	N/A
AB New York	.75%	1.50%	.50%	N/A

This contractual agreement extends through September 30, 2021, for all Portfolios and may be extended by the Adviser for additional one year terms.

For the year ended May 31, 2021, such reimbursements amounted to $232,143, $0, $468,694 and $326,507 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2021, the reimbursement for such services amounted to $93,175, $107,899, $93,175 and $96,571 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: AB California Portfolio, $65,678; AB High Income Municipal Portfolio, $228,304; AB National Portfolio, $179,126 and AB New York Portfolio, $67,171 for the year ended May 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of

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Class A and Class C shares for each Portfolio for the year ended May 31, 2021, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class C
AB California	$64		$7,643	$7,247
AB High Income Municipal	– 0	–	35,530	10,348
AB National	181		40,328	5,433
AB New York	– 0	–	15,411	887

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended May 31, 2021, such waivers amounted to:

Portfolio	Amount
AB California	$26,335
AB High Income Municipal	73,249
AB National	45,368
AB New York	11,758

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended May 31, 2021 is as follows:

Portfolio	Market Value 5/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/21 (000)	Dividend Income (000)
AB California	$14,940	$344,955	$289,707	$70,188	$11
AB High Income Municipal	73,927	860,563	763,467	171,023	43
AB National	38,632	530,410	453,019	116,023	21
AB New York	8,975	161,203	151,305	18,873	6

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in

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AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to Class C shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
AB California	$7,596,853
AB High Income Municipal	3,909,975
AB National	7,110,858
AB New York	4,543,009

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2021, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
AB California	$211,677,344	$	– 0	–	$220,917,803	$	– 0	–
AB High Income Municipal	1,214,983,517		– 0	–	518,423,137		– 0	–
AB National	458,812,906		– 0	–	384,582,716		60,000
AB New York	129,892,193		– 0	–	135,836,845		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
AB California	$997,035,136	$70,061,823	$(3,307,420)	$66,754,403
AB High Income Municipal	3,464,040,336	379,110,365	(67,187,809)	311,922,556
AB National	1,743,764,607	123,483,392	(6,694,457)	116,788,935
AB New York	608,279,408	42,542,092	(2,002,047)	40,540,045

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the

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contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2021, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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During the year ended May 31, 2021, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling

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protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended May 31, 2021, the AB High Income Municipal Portfolio held credit default swaps for non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended May 31, 2021, the Portfolios had entered into the following derivatives:

AB California Portfolio

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	$8,520,009	*	Receivable/ Payable for variation margin on centrally cleared swaps	$275,452	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	287,198

Total		$8,520,009			$562,650

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(781,960)	$10,272,379

Total		$(781,960)	$10,272,379

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AB High Income Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	$76,096,121	*	Receivable/ Payable for variation margin on centrally cleared swaps	$2,083,495	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	489,056

Credit contracts				Market value on credit default swaps	16,615,069

Total		$76,096,121			$19,187,620

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,932,354)	$32,469,981

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,932,874	2,999,522

Total		$520	$35,469,503

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AB National Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$11,709,319	*	Receivable/Payable for variation margin on centrally cleared swaps	$479,656	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	503,052

Total		$11,709,319			$982,708

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(3,710,248)	$17,383,790

Total		$(3,710,248)	$17,383,790

AB New York Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$4,212,046	*	Receivable/Payable for variation margin on centrally cleared swaps	$216,915	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	213,806

Total		$4,212,046			$430,721

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*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(532,500)	$5,934,301

Total		$(532,500)	$5,934,301

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended May 31, 2021:

AB California Portfolio
Interest Rate Swaps:
Average notional amount	$25,240,000
Inflation Swaps:
Average notional amount	$81,584,600	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$76,514,615
Centrally Cleared Inflation Swaps:
Average notional amount	$68,141,538

(a)	Positions were open for four months during the year.

AB High Income Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$42,980,000
Inflation Swaps:
Average notional amount	$404,596,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$387,475,385
Centrally Cleared Inflation Swaps:
Average notional amount	$326,438,462
Credit Default Swaps:
Average notional amount of sale contracts	$59,175,000

(a)	Positions were open for four months during the year.

AB National Portfolio
Interest Rate Swaps:
Average notional amount	$44,210,000
Inflation Swaps:
Average notional amount	$150,813,600	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$126,369,231
Centrally Cleared Inflation Swaps:
Average notional amount	$119,922,308

(a)	Positions were open for four months during the year.

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AB New York Portfolio
Interest Rate Swaps:
Average notional amount	$18,790,000
Inflation Swaps:
Average notional amount	$63,319,200	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$49,553,077
Centrally Cleared Inflation Swaps:
Average notional amount	$45,842,385

(a)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of May 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

AB California Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA	$287,198	$	– 0	–	$(287,198)	$	– 0	–	$	– 0	–

Total	$287,198	$	– 0	–	$(287,198)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB High Income Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$1,639,391	$	– 0	–	$(630,000)	$(767,172)		$242,219
Credit Suisse International	6,130,494		– 0	–	(6,130,494)	– 0	–	– 0	–
Goldman Sachs International	5,122,240		– 0	–	(5,122,240)	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	4,212,000		– 0	–	(4,078,580)	– 0	–	133,420

Total	$17,104,125	$	– 0	–	$(15,961,314)	$(767,172)		$375,639	^

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*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB National Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA	$503,052	$	– 0	–	$(503,052)	$	– 0	–	$	– 0	–

Total	$503,052	$	– 0	–	$(503,052)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB New York Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA	$213,806	$	– 0	–	$	– 0	–	$	– 0	–	$213,806

Total	$213,806	$	– 0	–	$	– 0	–	$	– 0	–	$213,806	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

The Fund has authorized 81.2 billion shares of capital stock. The allocation is as follow:

	Allocation of Shares (In Million)
Portfolio	Class A	Class B		Class C	Advisor	Class T	Class Z	Total
AB California	6,000	– 0	–	6,000	6,050	3,000	3,000	24,050
AB High Income Municipal	3,000	3,000		3,000	3,000	3,000	3,000	18,000
AB National	6,000	– 0	–	6,000	6,100	3,000	3,000	24,100
AB New York	3,000	– 0	–	3,000	3,050	3,000	3,000	15,050

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Transactions in capital shares for each class were as follows:

	AB California Portfolio
	Shares			Amount
	Year Ended May 31, 2021		Year Ended May 31, 2020	Year Ended May 31, 2021			Year Ended May 31, 2020

Class A
Shares sold	7,438,817		9,724,661		$84,662,382		$109,247,771

Shares issued in reinvestment of dividends	573,127		654,795		6,522,919		7,336,786

Shares converted from Class B	– 0	–	3,160		– 0	–	35,470

Shares converted from Class C	403,784		501,591		4,563,767		5,642,437

Shares redeemed	(6,216,923)		(8,772,256)		(70,539,858)		(96,601,162)

Net increase	2,198,805		2,111,951		$25,209,210		$25,661,302

Class B
Shares sold	– 0	–	36	$	– 0	–	$388

Shares issued in reinvestment of dividends	– 0	–	28		– 0	–	320

Shares converted to Class A	– 0	–	(3,160)		– 0	–	(35,470)

Net decrease	– 0	–	(3,096)	$	– 0	–	$(34,762)

Class C
Shares sold	790,212		1,214,929		$8,994,197		$13,711,989

Shares issued in reinvestment of dividends	43,131		52,344		490,400		585,968

Shares converted to Class A	(403,828)		(501,867)		(4,563,767)		(5,642,437)

Shares redeemed	(728,724)		(840,148)		(8,277,601)		(9,338,286)

Net decrease	(299,209)		(74,742)		$(3,356,771)		$(682,766)

Advisor Class
Shares sold	15,119,095		18,100,608		$171,927,898		$202,492,392

Shares issued in reinvestment of dividends	551,324		555,427		6,276,536		6,212,869

Shares redeemed	(11,433,874)		(8,795,227)		(128,824,661)		(96,477,228)

Net increase	4,236,545		9,860,808		$49,379,773		$112,228,033

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AB High Income Municipal Portfolio
Shares	Amount
Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020

Class A
Shares sold	18,178,774	18,307,363	$214,167,506	$212,518,913

Shares issued in reinvestment of dividends	1,207,033	1,232,070	14,256,889	14,324,024

Shares converted from Class C	4,104,718	2,274,405	47,690,111	26,485,476

Shares redeemed	(12,537,350)	(24,135,068)	(147,959,674)	(274,606,891)

Net increase (decrease)	10,953,175	(2,321,230)	$128,154,832	$(21,278,478)

Class C
Shares sold	1,702,018	2,470,275	$20,056,324	$28,939,678

Shares issued in reinvestment of dividends	270,382	401,425	3,183,109	4,665,207

Shares converted to Class A	(4,105,651)	(2,276,013)	(47,690,111)	(26,485,476)

Shares redeemed	(3,383,848)	(4,080,349)	(39,486,558)	(46,143,314)

Net decrease	(5,517,099)	(3,484,662)	$(63,937,236)	$(39,023,905)

Advisor Class
Shares sold	72,244,440	63,046,007	$852,523,286	$724,008,885

Shares issued in reinvestment of dividends	3,766,074	3,978,046	44,504,885	46,304,653

Shares redeemed	(34,128,041)	(64,759,876)	(402,008,252)	(725,618,093)

Net increase	41,882,473	2,264,177	$495,019,919	$44,695,445

Class Z
Shares sold	– 0	–	193,111	$	– 0	–	$1,957,185

Shares issued in reinvestment of dividends	1,047	232	12,367	2,503

Shares redeemed	(41,879)	(2,899)	(510,565)	(31,303)

Net increase (decrease)	(40,832)	190,444	$(498,198)	$1,928,385

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	AB National Portfolio
	Shares			Amount
	Year Ended May 31, 2021		Year Ended May 31, 2020	Year Ended May 31, 2021			Year Ended May 31, 2020

Class A
Shares sold	6,669,301		9,324,794		$70,617,588		$96,116,675

Shares issued in reinvestment of dividends	728,178		809,404		7,713,522		8,421,297

Shares converted from Class B	– 0	–	15,150		– 0	–	158,093

Shares converted from Class C	1,258,927		1,047,536		13,239,742		10,912,982

Shares redeemed	(7,721,854)		(12,483,602)		(81,670,664)		(128,730,504)

Net increase (decrease)	934,552		(1,286,718)		$9,900,188		$(13,121,457)

Class B
Shares sold	– 0	–	120	$	– 0	–	$1,306

Shares issued in reinvestment of dividends	– 0	–	90		– 0	–	938

Shares converted to Class A	– 0	–	(15,165)		– 0	–	(158,093)

Shares redeemed	– 0	–	(480)		– 0	–	(5,057)

Net decrease	– 0	–	(15,435)	$	– 0	–	$(160,906)

Class C
Shares sold	817,610		1,088,858		$8,631,333		$11,282,364

Shares issued in reinvestment of dividends	60,355		82,789		637,712		860,088

Shares converted to Class A	(1,260,257)		(1,049,136)		(13,239,742)		(10,912,982)

Shares redeemed	(1,041,962)		(1,109,239)		(11,016,010)		(11,476,097)

Net decrease	(1,424,254)		(986,728)		$(14,986,707)		$(10,246,627)

Advisor Class
Shares sold	36,370,501		38,907,861		$385,813,392		$402,833,664

Shares issued in reinvestment of dividends	1,762,541		1,790,997		18,680,013		18,629,631

Shares redeemed	(24,045,864)		(24,743,150)		(253,408,505)		(252,561,607)

Net increase	14,087,178		15,955,708		$151,084,900		$168,901,688

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AB New York Portfolio
Shares	Amount
Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020

Class A
Shares sold	3,876,366	8,167,903	$39,327,290	$82,051,947

Shares issued in reinvestment of dividends	549,811	674,236	5,553,412	6,769,631

Shares converted from Class B	– 0	–	10,849	– 0	–	109,161

Shares converted from Class C	500,590	581,816	5,041,092	5,861,360

Shares redeemed	(6,895,251)	(10,500,347)	(69,578,052)	(103,414,232)

Net decrease	(1,968,484)	(1,065,543)	$(19,656,258)	$(8,622,133)

Class B
Shares sold	– 0	–	75	$	– 0	–	$752

Shares issued in reinvestment of dividends	– 0	–	81	– 0	–	835

Shares converted to Class A	– 0	–	(10,860)	– 0	–	(109,161)

Shares redeemed	– 0	–	(2)	– 0	–	– 0	–

Net decrease	– 0	–	(10,706)	$	– 0	–	$(107,574)

Class C
Shares sold	407,762	717,283	$4,096,248	$7,261,415

Shares issued in reinvestment of dividends	47,796	64,913	481,970	651,046

Shares converted to Class A	(500,889)	(582,326)	(5,041,092)	(5,861,360)

Shares redeemed	(686,849)	(793,930)	(6,959,753)	(7,901,942)

Net decrease	(732,180)	(594,060)	$(7,422,627)	$(5,850,841)

Advisor Class
Shares sold	6,301,504	6,657,178	$63,942,583	$66,658,037

Shares issued in reinvestment of dividends	220,512	230,038	2,228,988	2,307,854

Shares redeemed	(3,376,754)	(5,430,551)	(34,129,658)	(53,013,500)

Net increase	3,145,262	1,456,665	$32,041,913	$15,952,391

NOTE F

Risks Involved in Investing in the Portfolios

Market Risk—The value of the Portfolio’s assets will fluctuate as the bond market fluctuates. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic

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changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Portfolios. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Portfolios. The Portfolios’ investment in certain municipal securities with principal and interest payments that are made

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from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

The Portfolios invest from time to time in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the 2007-2009 recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new

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investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolios’ return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless

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certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—The Portfolios may invest in debt securities, derivatives or other financial instruments that utilize the

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London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolios are subject to management risk because they are an actively-managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon,

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quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2021 and May 31, 2020 were as follows:

AB California Portfolio	2021	2020
Distributions paid from:
Ordinary income	$703,142	$519,538
Net long-term capital gains	42,445	– 0	–

Total taxable distributions	745,587	519,538
Tax exempt distributions	24,787,438	26,488,166

Total distributions paid	$25,533,025	$27,007,704

AB High Income Municipal Portfolio	2021	2020
Distributions paid from:
Ordinary income	$8,478,725	$3,485,488

Total taxable distributions	8,478,725	3,485,488
Tax exempt distributions	107,306,485	115,720,718

Total distributions paid	115,785,210	$119,206,206

AB National Portfolio	2021	2020
Distributions paid from:
Ordinary income	$1,247,779	$584,260

Total taxable distributions	1,247,779	584,260
Tax exempt distributions	39,730,104	41,703,969

Total distributions paid	$40,977,883	$42,288,229

AB New York Portfolio	2021	2020
Distributions paid from:
Ordinary income	$463,944	$293,658

Total taxable distributions	463,944	293,658
Tax exempt distributions	14,293,752	16,980,965

Total distributions paid	$14,757,696	$17,274,623

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As of May 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income			Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB California	$	– 0	–	$(90,139)	$66,754,403	$66,664,264
AB High Income Municipal		2,155,053		(1,406,235)	312,255,860	313,004,678
AB National		42,478		(18,610,316)	116,540,286	97,972,448
AB New York		38,692		(11,096,455)	40,473,714	29,415,951

(a)

At May 31, 2021, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had capital loss carryforwards for federal income tax purposes. As of May 31, 2021, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had net capital loss carryforwards of $1,406,235, $18,610,316, and $11,096,455, respectively. During the current fiscal year, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio utilized $5,123,007, $4,787,853, $8,598,501, and $1,572,993 of capital loss carryforwards to offset current year net realized gains. As of May 31, 2021, AB California Portfolio had a net post-October capital loss deferral of $90,139.

(b)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of May 31, 2021, the Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount			Long-Term Amount
AB California	$	– 0	–	$	– 0	–
AB High Income Municipal		1,406,235			– 0	–
AB National		18,610,316			– 0	–
AB New York		11,096,455			– 0	–

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio — primarily due to

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the tax treatment of swaps — is reflected as an adjustment to the components of capital as of May 31, 2021 as shown below:

Portfolio	Increase(Decrease) to Additional Paid-In Capital			Increase(Decrease) to Distributable Earnings / (Accumulated Loss)
AB California	$	– 0	–	$	– 0	–
AB High Income Municipal		(9,878,751)			9,878,751
AB National		– 0	–		– 0	–
AB New York		– 0	–		– 0	–

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At May 31, 2021, the amount of Floating Rate Notes outstanding was $220,760,000 and the related interest rate ranged from 0.08% to 0.27% for AB High Income Municipal Portfolio. At May 31, 2021, AB California Portfolio, AB National Portfolio and AB New York Portfolio did not have any Floating Rate Notes outstanding. For the year ended May 31, 2021, the average amount of

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Floating Rate Notes outstanding and the daily weighted average interest rate were as follows:

Portfolio	Average Amount Outstanding	Weighted Average Interest Rate
AB High Income Municipal	$199,343,795	0.92%

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolios’ financial statements as a secured borrowing. For the year ended May 31, 2021, AB California Portfolio engaged in such transactions.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs.

Note J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class A
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.96	$ 11.21	$ 11.06	$ 11.25	$ 11.54

Income From Investment Operations

Net investment income(a)(b)	.29	.33	.37	.37	.37
Net realized and unrealized gain (loss) on investment transactions	.61	(.25)	.15	(.20)	(.29)

Net increase in net asset value from operations	.90	.08	.52	.17	.08

Less: Dividends

Dividends from net investment income	(.29)	(.33)	(.37)	(.36)	(.37)

Net asset value, end of period	$ 11.57	$ 10.96	$ 11.21	$ 11.06	$ 11.25

Total Return

Total investment return based on net asset value(c)	8.30%	.68%	4.84%	1.55%	.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$547,704	$494,992	$482,499	$465,581	$489,570

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.75%	.75%	.75%	.76%	.75%

Expenses, before waivers/reimbursements(d)	.77%	.78%	.80%	.80%	.80%

Net investment income(a)	2.54%	2.96%	3.38%	3.28%	3.29%

Portfolio turnover rate	23%	16%	13%	14%	16%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class C
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.96	$ 11.21	$ 11.05	$ 11.24	$ 11.54

Income From Investment Operations

Net investment income(a)(b)	.20	.25	.29	.28	.29
Net realized and unrealized gain (loss) on investment transactions	.61	(.26)	.16	(.19)	(.31)

Net increase (decrease) in net asset value from operations	.81	(.01)	.45	.09	(.02)

Less: Dividends

Dividends from net investment income	(.21)	(.24)	(.29)	(.28)	(.28)

Net asset value, end of period	$ 11.56	$ 10.96	$ 11.21	$ 11.05	$ 11.24

Total Return

Total investment return based on net asset value(c)	7.40%	(.08)%	4.15%	.79%	(.15)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$41,511	$42,622	$44,421	$48,977	$56,379

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50%	1.50%	1.50%	1.51%	1.50%

Expenses, before waivers/reimbursements(d)	1.52%	1.53%	1.55%	1.55%	1.55%

Net investment income(a)	1.80%	2.21%	2.63%	2.53%	2.54%

Portfolio turnover rate	23%	16%	13%	14%	16%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Advisor Class
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.96	$ 11.21	$ 11.06	$ 11.25	$ 11.54

Income From Investment Operations

Net investment income(a)(b)	.32	.36	.40	.39	.40
Net realized and unrealized gain (loss) on investment transactions	.61	(.26)	.15	(.19)	(.30)

Net increase in net asset value from operations	.93	.10	.55	.20	.10

Less: Dividends

Dividends from net investment income	(.32)	(.35)	(.40)	(.39)	(.39)

Net asset value, end of period	$ 11.57	$ 10.96	$ 11.21	$ 11.06	$ 11.25

Total Return

Total investment return based on net asset value(c)	8.57%	.93%	5.10%	1.80%	.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$451,056	$381,036	$279,106	$184,599	$149,586

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.50%	.50%	.51%	.51%	.50%

Expenses, before waivers/reimbursements(d)	.52%	.53%	.55%	.55%	.55%

Net investment income(a)	2.78%	3.20%	3.63%	3.52%	3.54%

Portfolio turnover rate	23%	16%	13%	14%	16%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB High Income Municipal Portfolio
	Class A
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.90	$ 11.65	$ 11.39	$ 11.34	$ 11.67

Income From Investment Operations

Net investment income(a)(b)	.39	.42	.43	.45	.45
Net realized and unrealized gain (loss) on investment transactions	1.36	(.74)	.30	.05	(.33)

Net increase (decrease) in net asset value from operations	1.75	(.32)	.73	.50	.12

Less: Dividends

Dividends from net investment income	(.40)	(.43)	(.47)	(.45)	(.45)

Net asset value, end of period	$ 12.25	$ 10.90	$ 11.65	$ 11.39	$ 11.34

Total Return

Total investment return based on net asset value(c)	16.40%	(2.97)%	6.64%	4.50%	1.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$899,274	$680,380	$754,555	$755,327	$769,140

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.85%	.85%	.87%	.87%	.87%

Expenses, before waivers/reimbursements(d)	.85%	.85%	.88%	.88%	.89%

Net investment income(a)	3.27%	3.59%	3.81%	3.95%	3.97%

Portfolio turnover rate	16%	22%	23%	22%	30%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB High Income Municipal Portfolio
	Class C
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.89	$ 11.65	$ 11.39	$ 11.33	$ 11.66

Income From Investment Operations

Net investment income(a)(b)	.30	.33	.35	.36	.37
Net realized and unrealized gain (loss) on investment transactions	1.38	(.74)	.30	.07	(.33)

Net increase (decrease) in net asset value from operations	1.68	(.41)	.65	.43	.04

Less: Dividends

Dividends from net investment income	(.32)	(.35)	(.39)	(.37)	(.37)

Net asset value, end of period	$ 12.25	$ 10.89	$ 11.65	$ 11.39	$ 11.33

Total Return

Total investment return based on net asset value(c)	15.53%	(3.69)%	5.85%	3.82%	.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$177,019	$217,533	$273,186	$290,311	$311,962

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.60%	1.60%	1.62%	1.62%	1.62%

Expenses, before waivers/reimbursements(d)	1.61%	1.60%	1.63%	1.63%	1.64%

Net investment income(a)	2.54%	2.85%	3.06%	3.20%	3.22%

Portfolio turnover rate	16%	22%	23%	22%	30%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB High Income Municipal Portfolio
	Advisor Class
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.89	$ 11.65	$ 11.38	$ 11.33	$ 11.66

Income From Investment Operations

Net investment income(a)(b)	.42	.45	.46	.48	.48
Net realized and unrealized gain (loss) on investment transactions	1.37	(.75)	.31	.05	(.33)

Net increase (decrease) in net asset value from operations	1.79	(.30)	.77	.53	.15

Less: Dividends

Dividends from net investment income	(.43)	(.46)	(.50)	(.48)	(.48)

Net asset value, end of period	$ 12.25	$ 10.89	$ 11.65	$ 11.38	$ 11.33

Total Return

Total investment return based on net asset value(c)	16.70%	(2.72)%	7.00%	4.76%	1.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,618,340	$1,872,364	$1,975,651	$1,593,859	$1,400,924

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.60%	.60%	.62%	.62%	.62%

Expenses, before waivers/reimbursements(d)	.60%	.60%	.63%	.63%	.64%

Net investment income(a)	3.52%	3.84%	4.05%	4.20%	4.22%

Portfolio turnover rate	16%	22%	23%	22%	30%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB High Income Municipal Portfolio
	Class Z
	Year Ended May 31,		October 1, 2018(e) to May 31, 2019
	2021	2020

Net asset value, beginning of period	$ 10.90	$ 11.65	$ 11.27

Income From Investment Operations

Net investment income(a)(b)	.42	.43	.31
Net realized and unrealized gain (loss) on investment transactions	1.37	(.71)	.42

Net increase (decrease) in net asset value from operations	1.79	(.28)	.73

Less: Dividends

Dividends from net investment income	(.43)	(.47)	(.35)

Net asset value, end of period	$ 12.26	$ 10.90	$ 11.65

Total Return

Total investment return based on net asset value(c)	16.69%	(2.60)%	6.59%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,845	$2,085	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.59%	.60%	.65	%^

Expenses, before waivers/reimbursements(d)	.59%	.61%	.65	%^

Net investment income(a)	3.55%	4.11%	4.11	%^

Portfolio turnover rate	16%	22%	23%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class A
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.20	$ 10.38	$ 10.15	$ 10.30	$ 10.51

Income From Investment Operations

Net investment income(a)(b)	.23	.27	.29	.30	.31
Net realized and unrealized gain (loss) on investment transactions	.58	(.19)	.23	(.15)	(.21)

Net increase in net asset value from operations	.81	.08	.52	.15	.10

Less: Dividends

Dividends from net investment income	(.24)	(.26)	(.29)	(.30)	(.31)

Net asset value, end of period	$ 10.77	$ 10.20	$ 10.38	$ 10.15	$ 10.30

Total Return

Total investment return based on net asset value(c)	8.00%	.80%	5.23%	1.48%	.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$590,789	$549,816	$572,911	$585,549	$625,601

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(f)	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements(d)(f)	.78%	.78%	.79%	.80%	.80%

Net investment income(a)	2.21%	2.57%	2.87%	2.93%	2.99%

Portfolio turnover rate	24%	28%	19%	18%	18%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class C
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.19	$ 10.37	$ 10.14	$ 10.29	$ 10.50

Income From Investment Operations

Net investment income(a)(b)	.16	.19	.21	.22	.23
Net realized and unrealized gain (loss) on investment transactions	.57	(.18)	.24	(.15)	(.21)

Net increase in net asset value from operations	.73	.01	.45	.07	.02

Less: Dividends

Dividends from net investment income	(.16)	(.19)	(.22)	(.22)	(.23)

Net asset value, end of period	$ 10.76	$ 10.19	$ 10.37	$ 10.14	$ 10.29

Total Return

Total investment return based on net asset value(c)	7.20%	.05%	4.45%	.72%	.24%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$52,879	$64,573	$75,942	$89,963	$106,240

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(f)	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements(d)(f)	1.53%	1.54%	1.54%	1.55%	1.55%

Net investment income(a)	1.48%	1.82%	2.12%	2.19%	2.25%

Portfolio turnover rate	24%	28%	19%	18%	18%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Advisor Class
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.20	$ 10.38	$ 10.15	$ 10.30	$ 10.51

Income From Investment Operations

Net investment income(a)(b)	.26	.29	.31	.32	.33
Net realized and unrealized gain (loss) on investment transactions	.58	(.18)	.24	(.14)	(.20)

Net increase in net asset value from operations	.84	.11	.55	.18	.13

Less: Dividends

Dividends from net investment income	(.27)	(.29)	(.32)	(.33)	(.34)

Net asset value, end of period	$ 10.77	$ 10.20	$ 10.38	$ 10.15	$ 10.30

Total Return

Total investment return based on net asset value(c)	8.27%	1.05%	5.49%	1.73%	1.24%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,209,849	$1,001,776	$853,908	$656,958	$496,432

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(f)	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements(d)(f)	.53%	.53%	.54%	.55%	.55%

Net investment income(a)	2.45%	2.81%	3.11%	3.18%	3.245%

Portfolio turnover rate	24%	28%	19%	18%	18%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class A
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.70	$ 10.05	$ 9.82	$ 10.01	$ 10.20

Income From Investment Operations

Net investment income(a)(b)	.23	.26	.29	.28	.29
Net realized and unrealized gain (loss) on investment transactions	.65	(.35)	.23	(.19)	(.19)

Net increase (decrease) in net asset value from operations	.88	(.09)	.52	.09	.10

Less: Dividends

Dividends from net investment income	(.24)	(.26)	(.29)	(.28)	(.29)

Net asset value, end of period	$ 10.34	$ 9.70	$ 10.05	$ 9.82	$ 10.01

Total Return

Total investment return based on net asset value(c)	9.13%	(.92)%	5.37%	.95%	1.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$421,752	$414,853	$440,361	$428,147	$444,247

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.75%	.75%	.76%	.75%	.75%

Expenses, before waivers/reimbursements(d)	.80%	.80%	.82%	.81%	.81%

Net investment income(a)	2.31%	2.64%	2.92%	2.86%	2.87%

Portfolio turnover rate	22%	23%	15%	11%	19%
See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class C
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.69	$ 10.04	$ 9.81	$ 10.01	$ 10.20

Income From Investment Operations

Net investment income(a)(b)	.16	.19	.21	.21	.21
Net realized and unrealized gain (loss) on investment transactions	.64	(.35)	.23	(.20)	(.19)

Net increase (decrease) in net asset value from operations	.80	(.16)	.44	.01	.02

Less: Dividends

Dividends from net investment income	(.16)	(.19)	(.21)	(.21)	(.21)

Net asset value, end of period	$ 10.33	$ 9.69	$ 10.04	$ 9.81	$ 10.01

Total Return

Total investment return based on net asset value(c)	8.33%	(1.66)%	4.59%	.09%	.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39,563	$44,221	$51,764	$61,179	$71,152

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50%	1.50%	1.51%	1.50%	1.50%

Expenses, before waivers/reimbursements(d)	1.55%	1.55%	1.57%	1.56%	1.56%

Net investment income(a)	1.56%	1.89%	2.18%	2.11%	2.12%

Portfolio turnover rate	22%	23%	15%	11%	19%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Advisor Class
	Year Ended May 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.70	$ 10.05	$ 9.82	$ 10.02	$ 10.20

Income From Investment Operations

Net investment income(a)(b)	.26	.29	.31	.31	.31
Net realized and unrealized gain (loss) on investment transactions	.64	(.35)	.23	(.20)	(.18)

Net increase (decrease) in net asset value from operations	.90	(.06)	.54	.11	.13

Less: Dividends

Dividends from net investment income	(.26)	(.29)	(.31)	(.31)	(.31)

Net asset value, end of period	$ 10.34	$ 9.70	$ 10.05	$ 9.82	$ 10.02

Total Return

Total investment return based on net asset value(c)	9.40%	(.67)%	5.63%	1.20%	1.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$187,212	$145,160	$135,701	$111,151	$80,905

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.50%	.50%	.51%	.50%	.50%

Expenses, before waivers/reimbursements(d)	.55%	.55%	.57%	.56%	.56%

Net investment income(a)	2.55%	2.89%	3.17%	3.11%	3.14%

Portfolio turnover rate	22%	23%	15%	11%	19%

See footnote summary on page 206-207.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Net of expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended May 31,
	2021	2020	2019	2018	2017

AB California Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.77%	.78%	.79%	.79%	.79%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.52%	1.53%	1.54%	1.54%	1.54%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.52%	.53%	.54%	.54%	.54%

	Year Ended May 31,
	2021	2020	2019	2018	2017

AB High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.79%	.80%	.80%	.80%	.80%
Before waivers/reimbursements	.80%	.80%	.81%	.81%	.82%
Class C
Net of waivers/reimbursements	1.55%	1.55%	1.55%	1.55%	1.55%
Before waivers/reimbursements	1.55%	1.55%	1.56%	1.56%	1.57%
Advisor Class
Net of waivers/reimbursements	.55%	.55%	.55%	.55%	.55%
Before waivers/reimbursements	.55%	.55%	.55%	.56%	.57%
Class Z(e)
Net of waivers/reimbursements	.53%	.55%	.53%^	N/A	N/A
Before waivers/reimbursements	.54%	.56%	.53%^	N/A	N/A

	Year Ended May 31,
	2021	2020	2019	2018	2017

AB National Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.74%
Before waivers/reimbursements	.78%	.78%	.79%	.80%	.80%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.49%
Before waivers/reimbursements	1.53%	1.54%	1.54%	1.55%	1.55%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.49%
Before waivers/reimbursements	.53%	.53%	.54%	.55%	.55%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended May 31,
	2021	2020	2019	2018	2017

AB New York Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.80%	.80%	.81%	.81%	.81%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.55%	1.55%	1.56%	1.56%	1.56%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.55%	.55%	.56%	.56%	.56%

(e)	Commencement of distribution as of October 1, 2018.

(f)

In connection with the Portfolios’ investments in affiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Year Ended May 31, 2017
AB National Portfolio	.01%

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Municipal Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AB Municipal Income Fund, Inc. (the “Fund”) (comprising the AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (collectively referred to as the “Portfolios”)), including the portfolios of investments, as of May 31, 2021, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios comprising AB Municipal Income Fund, Inc. at May 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

July 27, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended May 31, 2021.

AB California Portfolio designates $42,445 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Terrance T. Hults,(2) Vice President Matthew J. Norton,(2) Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Terrance T. Hults 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head – Municipal Portfolio Management.

Matthew J. Norton 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head – Municipal Portfolio Management.

Andrew D. Potter 36	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolios, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested directors (the “directors”) of AB Municipal Income Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”):

•	AB California Portfolio

•	AB High Income Municipal Portfolio

•	AB National Portfolio

•	AB New York Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for each Fund. The directors also discussed the proposed continuances in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Funds and the money market fund advised by the Adviser in which the Funds invest a portion of their assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee in respect of each Fund. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser,

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as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Fund. The directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve a Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency and distribution services to the Funds. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because

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comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds and the money market fund advised by the Adviser in which the Funds invest, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of each Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year period ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by each Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as such Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared each Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median in the case of each of AB California Portfolio and AB High Income Municipal Portfolio. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of any of the Funds. In the case of each of AB California Portfolio, AB National Portfolio and AB New York Portfolio, the directors compared each Fund’s advisory fee rate with that for another fund advised by the Adviser utilizing similar investment strategies.

In connection with their review of each Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of each Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of each Fund was based on the Fund’s latest fiscal year, and the directors considered the Adviser’s expense cap for each Fund. The directors noted that it was likely that the expense ratios of some of the other funds in each Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded the expense ratio for each of AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio was acceptable. The directors noted that the expense ratio for AB California Portfolio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Funds contains breakpoints that reduce the fee rates on assets above specified levels, and that the net assets of AB High Income Municipal Portfolio were above the first breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the

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Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that, in the case of AB High Income Municipal Portfolio, the Fund’s breakpoint arrangements were acceptable and provide a means for sharing economies of scale, and, in the case of the other Funds, such Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB MUNICIPAL INCOME FUND | 227

NOTES

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NOTES

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NOTES

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AB MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MI-0151-0521

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit - Related Fees	Tax Fees
California Portfolio	2020	$37,288	$—	$18,231
	2021	$37,288	$—	$18,121
National Portfolio	2020	$38,664	$—	$18,231
	2021	$38,664	$—	$18,121
New York Portfolio	2020	$38,664	$—	$18,231
	2021	$38,664	$—	$18,121
High Income	2020	$46,438	$—	$17,819
	2021	$46,438	$—	$18,121

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and

Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
California Portfolio	2020	$748,112	$18,231
			$—
			$(18,231)
	2021	$1,324,315	$18,121
			$—
			$(18,121)

National Portfolio	2020	$748,112	$18,231
			$—
			$(18,231)
	2021	$1,324,315	$18,121
			$—
			$(18,121)

New York Portfolio	2020	$748,112	$18,231
			$—
			$(18,231)
	2021	$1,324,315	$18,121
			$—
			$(18,121)

High Income	2020	$747,700	$17,819
			$—
			$(17,819)
	2021	$1,324,315	$18,121
			$—
			$(18,121)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes -Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	July 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	July 30, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 30, 2021